Execution Version DRIVEN BRANDS FUNDING, LLC and DRIVEN BRANDS CANADA FUNDING CORPORATION, as Co-Issuers and CITIBANK, N.A., as Trustee and Series 2025-1 Securities Intermediary SERIES 2025-1 SUPPLEMENT Dated as of October 20, 2025 to SECOND AMENDED AND RESTATED BASE INDENTURE Dated as of October 20, 2025 $500,000,000 Series 2025-1 5.296% Fixed Rate Senior Secured Notes, Class A-2 Exhibit 4.1

i Table of Contents Page PRELIMINARY STATEMENT .................................................................................................... 1 DESIGNATION ............................................................................................................................. 1 ARTICLE I DEFINITIONS; RULES OF CONSTRUCTION ....................................................... 2 ARTICLE II [RESERVED] ............................................................................................................ 2 ARTICLE III SERIES 2025-1 ALLOCATIONS; PAYMENTS ................................................... 2 Section 3.1 Allocations with Respect to the Series 2025-1 Notes ................................. 2 Section 3.2 Application of Weekly Collections on Weekly Allocation Dates to the Series 2025-1 Notes; Quarterly Payment Date Applications ................ 2 Section 3.3 Certain Distributions from Series 2025-1 Distribution Accounts ............... 4 Section 3.4 [Reserved]. .................................................................................................. 4 Section 3.5 Series 2025-1 Class A-2 Interest ................................................................. 4 Section 3.6 Payment of Series 2025-1 Note Principal. .................................................. 5 Section 3.7 [Reserved] ................................................................................................. 11 Section 3.8 Series 2025-1 Class A-2 Distribution Account ......................................... 11 Section 3.9 Trustee as Securities Intermediary ............................................................ 12 Section 3.10 Managers ................................................................................................... 14 Section 3.11 Replacement of Ineligible Accounts ......................................................... 14 Section 3.12 Calculation of the DSCR .......................................................................... 14 Section 3.13 Amendment to Base Indenture.................................................................. 15 ARTICLE IV FORM OF SERIES 2025-1 NOTES ..................................................................... 15 Section 4.1 [Reserved] ................................................................................................. 15 Section 4.2 Issuance of Series 2025-1 Class A-2 Notes .............................................. 15 Section 4.3 [Reserved] ................................................................................................. 16 Section 4.4 Transfer Restrictions of Series 2025-1 Class A-2 Notes .......................... 16 Section 4.5 Note Owner Representations and Warranties ........................................... 23 Section 4.6 Limitation on Liability .............................................................................. 25 ARTICLE V GENERAL .............................................................................................................. 25 Section 5.1 Information ............................................................................................... 25 Section 5.2 Exhibits ..................................................................................................... 26 Section 5.3 Ratification of Base Indenture .................................................................. 26 Section 5.4 Requirements for Notices to the Rating Agencies .................................... 26 Section 5.5 Certain Notices to the Rating Agencies .................................................... 27

Section 5.6	Prior Notice by Trustee to the Controlling Class Representative and Control Party	27
Section 5.7	Counterparts	27
Section 5.8	Electronic Signatures and Transmission	27
Section 5.9	Governing Law	28
Section 5.10	Amendments	28
Section 5.11	Termination of Series Supplement	28
Section 5.12	Entire Agreement	28

ANNEXES

Annex A	Series 2025-1 Supplemental Definitions List

EXHIBITS

Exhibit A-1-1	Form of Rule 144A Global Series 2025-1 Class A-2 Note
Exhibit A-1-2	Form of Temporary Regulation S Global Series 2025-1 Class A-2 Note
Exhibit A-1-3	Form of Permanent Regulation S Global Series 2025-1 Class A-2 Note
Exhibit B-1	Form of Transferee Certificate – Series 2025-1 Class A-2 Notes, Rule 144A to Temporary Regulation S
Exhibit B-2	Form of Transferee Certificate – Series 2025-1 Class A-2 Notes, Rule 144A to Permanent Regulation S
Exhibit B-3	Form of Transferee Certificate – Series 2025-1 Class A-2 Notes, Regulation S to Rule 144A

ii

1 SERIES 2025-1 SUPPLEMENT, dated as of October 20, 2025 (this “Series 2025- 1 Supplement” or this “Series Supplement”), by and among DRIVEN BRANDS FUNDING, LLC, a Delaware limited liability company (the “Issuer”), DRIVEN BRANDS CANADA FUNDING CORPORATION, a Canadian corporation (the “Canadian Co-Issuer” and, together with the Issuer, the “Co-Issuers”), and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2025-1 Securities Intermediary, to the Second Amended and Restated Base Indenture, dated as of the date hereof (as the same may be further amended, amended and restated, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”). PRELIMINARY STATEMENT WHEREAS, Sections 2.2 and 13.1 of the Base Indenture provide, among other things, that the Co-Issuers and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes upon satisfaction of the conditions set forth therein; WHEREAS, Section 13.1 (a) of the Base Indenture provides, among other things, that the Co-Issuers and the Trustee, without the consent of any Noteholder, the Control Party, the Controlling Class Representative or any other Secured Party, may at any time, and from time to time, make certain amendments, waivers and other modifications to the Base Indenture, including the type of amendment set forth in Section 3.12 hereof; WHEREAS, the Co-Managers have delivered an Officer’s Certificate to the Trustee, the Servicer and the Back-Up Manager that the amendment to the Base Indenture contained in Section 3.12 hereof could not reasonably be expected to adversely affect in any material respect the interests of any Noteholder, any Note Owner, the Trustee, the Servicer, the Back-Up Manager or any other Secured Party; and WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder. NOW, THEREFORE, the parties hereto agree as follows: DESIGNATION There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement, and such Series of Notes shall be designated as the Series 2025-1 Notes. On the Series 2025-1 Closing Date, one (1) Class of Notes of such Series of Notes shall be issued: Series 2025-1 5.296% Fixed Rate Senior Secured Notes, Class A-2 (as referred to herein, the “Series 2025-1 Class A-2 Notes”). For purposes of the Base Indenture and this Series 2025-1 Supplement, the Series 2025-1 Class A-2 Notes shall be deemed to be “Senior Notes”. The Series 2025-1 Class A-2 Notes shall be issued on the Series 2025-1 Closing Date.

2 ARTICLE I DEFINITIONS; RULES OF CONSTRUCTION All capitalized terms used herein (including in the preamble and the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Series 2025-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2025-1 Supplemental Definitions List”) as such Series 2025-1 Supplemental Definitions List may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, which Series 2025-1 Supplemental Definitions List is made a part of this Series Supplement together with the Exhibits to this Series Supplement. All capitalized terms not otherwise defined therein, and the term “written” or “in writing”, shall have the meanings assigned thereto in the Base Indenture or the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture or Base Indenture Definitions List may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or this Series Supplement (as indicated herein). Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2025-1 Notes and not to any other Series of Notes issued by the Co-Issuers. The rules of construction set forth in Section 1.4 of the Base Indenture shall apply for all purposes under this Series Supplement. ARTICLE II [RESERVED] ARTICLE III SERIES 2025-1 ALLOCATIONS; PAYMENTS With respect to the Series 2025-1 Notes only, the following shall apply: Section 3.1 Allocations with Respect to the Series 2025-1 Notes. On the Series 2025-1 Closing Date, the Co-Issuers shall arrange for the amendment and/or issuance of an Interest Reserve Letter of Credit with an aggregate then undrawn and unexpired face amount equal to or, at the election of the Managers, greater than the Senior Notes Interest Reserve Amount in respect of the Initial Quarterly Payment Date. Section 3.2 Application of Weekly Collections on Weekly Allocation Dates to the Series 2025-1 Notes; Quarterly Payment Date Applications. On each Weekly Allocation Date, the Co-Issuers (or the Managers on their behalf) shall instruct the Trustee in writing pursuant to the related Weekly Manager’s Certificate to withdraw from the Collection Accounts all amounts available therefor, and allocate to the applicable Indenture Trust Accounts such amounts pursuant to and in accordance with the provisions of the Priority of Payments for payments relating to the Series 2025-1 Notes, including the following:

3 (a) Series 2025-1 Senior Notes Accrued Quarterly Interest Amounts. On each Weekly Allocation Date, the Co-Issuers (or the Managers on their behalf) shall instruct the Trustee in writing to allocate from the Collection Accounts the Series 2025-1 Quarterly Interest pursuant to and, to the extent that funds are available therefor, in accordance with the provisions of the Priority of Payments. (b) [Reserved]. (c) [Reserved]. (d) [Reserved]. (e) Series 2025-1 Senior Notes Rapid Amortization Principal Amounts. If any Weekly Allocation Date occurs during a Rapid Amortization Period, the Co-Issuers (or the Managers on their behalf) shall instruct the Trustee in writing to allocate from the Collection Accounts for payment of principal on the Series 2025-1 Notes the amounts contemplated by the Priority of Payments for such principal. (f) Series 2025-1 Class A-2 Notes Scheduled Principal Payments Amounts. On each Weekly Allocation Date, only to the extent that the Series 2025-1 Class A-2 Non- Amortization Test is not satisfied and the previous Quarterly Payment Date is prior to the Series 2025-1 Anticipated Repayment Date, the Co-Issuers (or the Managers on their behalf) shall instruct the Trustee in writing to allocate from the Collection Accounts the Series 2025-1 Class A- 2 Notes Scheduled Principal Payments Amounts pursuant to and, to the extent that funds are available therefor, in accordance with the provisions of the Priority of Payments. Series 2025-1 Class A-2 Notes Scheduled Principal Payments Amounts will be made on the Quarterly Payment Date occurring in January 2026. (g) Series 2025-1 Class A-2 Notes Scheduled Principal Payment Deficiencies. On each Weekly Allocation Date, the Co-Issuers (or the Managers on their behalf) shall instruct the Trustee in writing to allocate from the Collection Accounts any portion of the Senior Notes Scheduled Principal Payments Deficiency Amounts attributable to the Series 2025-1 Class A-2 Notes pursuant to and, to the extent that funds are available therefor, in accordance with the provisions of the Priority of Payments. (h) [Reserved]. (i) [Reserved]. (j) [Reserved]. (k) Series 2025-1 Senior Notes Accrued Quarterly Post-ARD Additional Interest Amount. On each Weekly Allocation Date, the Co-Issuers (or the Managers on their behalf) shall instruct the Trustee in writing to allocate from the Collection Accounts the Series 2025-1 Quarterly Post-ARD Additional Interest deemed to be the “Senior Notes Accrued Quarterly Post-ARD Additional Interest Amount” pursuant to and, to the extent that funds are available therefor, in accordance with the provisions of the Priority of Payments.

4 (l) Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration. On each Weekly Allocation Date, the Co-Issuers (or the Managers on their behalf) shall instruct the Trustee in writing to allocate from the Collection Accounts the Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration deemed to be “unpaid premiums and make-whole prepayment consideration” pursuant to and, to the extent that funds are available therefor, in accordance with the provisions of the Priority of Payments. (m) Application Instructions. The Control Party is hereby authorized (but shall not be obligated) to deliver any instruction contemplated in this Section 3.2 that is not timely delivered by or on behalf of the Co-Issuers. Section 3.3 Certain Distributions from Series 2025-1 Distribution Accounts. On each Quarterly Payment Date based solely upon the most recent Quarterly Noteholders’ Allocation Report, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit to the Series 2025-1 Class A-2 Noteholders from the Series 2025-1 Class A-2 Distribution Account, the amounts withdrawn from the Senior Notes Interest Payment Account and the Senior Notes Principal Payment Accounts or otherwise, as applicable, pursuant to Section 5.12(a) or (h) or otherwise, as applicable, of the Base Indenture, and deposited into the Series 2025-1 Class A-2 Distribution Account for the payment of interest and, to the extent applicable, principal, on such Quarterly Payment Date as indicated in such Quarterly Noteholders’ Allocation Report. Section 3.4 [Reserved]. Section 3.5 Series 2025-1 Class A-2 Interest. (a) Series 2025-1 Class A-2 Note Rate. From the Series 2025-1 Closing Date until the Series 2025-1 Class A-2 Outstanding Principal Amount has been paid in full, the Series 2025-1 Class A-2 Outstanding Principal Amount (after giving effect to all payments of principal made to Noteholders as of the first day of such Interest Accrual Period, or if such day is not a Quarterly Payment Date, as of the following Quarterly Payment Date, and also giving effect to repurchases and cancellations of Series 2025-1 Class A-2 Notes during such Interest Accrual Period) shall accrue interest at the Series 2025-1 Class A-2 Note Rate for such Interest Accrual Period. Such accrued interest shall be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture; provided that in any event all accrued but unpaid interest shall be due and payable in full on the Series 2025-1 Legal Final Maturity Date, on any Series 2025-1 Prepayment Date with respect to a prepayment in full of the Series 2025-1 Class A-2 Notes or on any other day on which all of the Series 2025-1 Class A-2 Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the Series 2025-1 Class A-2 Note Rate is not paid when due, such unpaid interest shall accrue interest at the Series 2025- 1 Class A-2 Note Rate. All computations of interest at the Series 2025-1 Class A-2 Note Rate shall be made on a 30/360 Basis. (b) Series 2025-1 Class A-2 Notes Quarterly Post-ARD Additional Interest.

5 (i) Post-ARD Additional Interest. From and after the Series 2025-1 Anticipated Repayment Date, if the Series 2025-1 Final Payment has not been made, then additional interest (the “Series 2025-1 Quarterly Post-ARD Additional Interest”) shall accrue on the Series 2025-1 Class A-2 Outstanding Principal Amount at an annual interest rate (the “Series 2025-1 Quarterly Post-ARD Additional Interest Rate”) equal to the rate determined by the Servicer to be the greater of (I) 5.00% per annum and (II) a per annum rate equal to the amount, if any, by which the sum of the following exceeds the Series 2025-1 Class A-2 Note Rate: (A) the yield to maturity (adjusted to a quarterly bond- equivalent basis) on the Series 2025-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to 10 years plus (B) 5.00%, plus (C) 1.75%. In addition, regular interest shall continue to accrue at the Series 2025-1 Class A-2 Note Rate from and after the Series 2025-1 Anticipated Repayment Date. (ii) Payment of Series 2025-1 Quarterly Post-ARD Additional Interest. Any Series 2025-1 Quarterly Post-ARD Additional Interest shall be due and payable on any applicable Quarterly Payment Date as and when amounts are made available for payment thereof (A) on any related Weekly Allocation Date in accordance with the Priority of Payments and (B) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available. The failure to pay any Series 2025-1 Quarterly Post-ARD Additional Interest in excess of available amounts in accordance with the foregoing (including on the Series 2025-1 Legal Final Maturity Date) shall not be an Event of Default and interest shall not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2025-1 Quarterly Post-ARD Additional Interest shall be due and payable in full on the Series 2025-1 Legal Final Maturity Date, on any Series 2025-1 Prepayment Date with respect to a prepayment in full of the Series 2025-1 Class A-2 Notes or on any other day on which all of the Series 2025-1 Outstanding Principal Amount is required to be paid in full. (c) Series 2025-1 Class A-2 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2025-1 Class A-2 Notes shall commence on the Series 2025-1 Closing Date and end on (but exclude) January 20, 2026. Section 3.6 Payment of Series 2025-1 Note Principal. (a) Series 2025-1 Class Principal Payment at Legal Maturity. The Series 2025- 1 Outstanding Principal Amount shall be due and payable on the Series 2025-1 Legal Final Maturity Date. The Series 2025-1 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section 3.6. (b) Series 2025-1 Anticipated Repayment. The Series 2025-1 Final Payment is anticipated to occur on the Quarterly Payment Date occurring in October 2030 (such date, the “Series 2025-1 Anticipated Repayment Date”); provided that: (i) if the DSCR is greater than 2.00x as of the Quarterly Calculation Date immediately preceding the Series 2025-1 Anticipated Repayment Date and the Series 2025-1 Class A-2 Notes are repaid or refinanced in full on or before the date that is one (1) calendar year following the Series 2025-1 Anticipated Repayment Date, the Series 2025-1 Anticipated Repayment Date shall be deemed to be the date on which the Series 2025-1 Class A-2 Notes are repaid or refinanced for all purposes under this Series

6 Supplement and the Base Indenture and (ii) if each of the Series 2025-1 Class A-2 Noteholders and Series 2025-1 Class A-2 Note Owners agree to (x) amend or extend the Series 2025-1 Anticipated Repayment Date, the Series 2025-1 Anticipated Repayment Date shall be deemed to be such amended or extended date for all purposes under this Series Supplement and the Base Indenture and/or (y) waive the occurrence of the failure of the Co-Issuers to make the Series 2025- 1 Final Payment on or prior to the Series 2025-1 Anticipated Repayment Date (which waiver may be provided on, prior to or after the Series 2025-1 Anticipated Repayment Date), then, in each case, the Co-Issuers shall be deemed not to have failed to repay or refinance the Series 2025-1 Class A-2 Notes in full on or prior to the Series 2025-1 Anticipated Repayment Date for all purposes under this Series Supplement and the Base Indenture, any related Rapid Amortization Event in respect of the Series 2025-1 Class A-2 Notes shall be deemed not to have occurred under this Series Supplement and the Base Indenture and any related Rapid Amortization Period shall be deemed to have ended automatically as a result of the Rapid Amortization Event being deemed not to occur. (c) Payment of Series 2025-1 Class A-2 Notes Scheduled Principal Payments Amounts. Series 2025-1 Class A-2 Notes Scheduled Principal Payments Amounts shall be due and payable in accordance with the definition thereof on any applicable Quarterly Payment Date commencing with the Quarterly Payment Date occurring in January 2026, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available. Failure to pay any Series 2025-1 Class A- 2 Notes Scheduled Principal Payments Amounts in excess of available amounts in accordance with the foregoing shall not be an Event of Default. (d) Series 2025-1 Notes Mandatory Payments of Principal. (i) [Reserved]. (ii) [Reserved]. (iii) During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Classes of Series 2025- 1 Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available; provided, that any Rapid Amortization Event that begins following the occurrence of a Rapid Amortization Event described in Section 9.1(d) of the Base Indenture in respect of the Series 2025-1 Anticipated Repayment Date may cease to occur to the extent provided pursuant to, and in accordance with, Section 3.6(b). (e) Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration Payments. In connection with any prepayment of any Series 2025-1 Class A-2 Notes funded with Asset Disposition Proceeds or the proceeds of Permitted Brand Dispositions pursuant to Section 3.6(j) or in connection with any optional prepayment of any Series 2025-1 Class A-2 Notes made pursuant to Section 3.6(f) (each, a “Series 2025-1 Class A-2 Prepayment”), the Co-Issuers shall pay, in the manner described herein, the Series 2025-1 Class A-2 Notes Make-Whole Prepayment

7 Consideration to the Series 2025-1 Class A-2 Noteholders with respect to the principal portion of the applicable Series 2025-1 Prepayment Amount; provided that no such Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration shall be payable in connection with (A) any prepayment made on or after the Quarterly Prepayment Date occurring in the twenty-fourth (24th) month prior to the Series 2025-1 Anticipated Repayment Date (the “Prepayment Consideration End Date”); (B) any prepayment funded by Indemnification Amounts or Insurance/Condemnation Proceeds; (C) Series 2025-1 Class A-2 Notes Scheduled Principal Payments Amounts, Series 2025-1 Class A-2 Notes Optional Scheduled Principal Payments or Series 2025-1 Class A-2 Notes Scheduled Principal Payment Deficiency Amounts; (D) mandatory prepayments due to a Rapid Amortization Event; (E) prepayments pursuant to the exercise of any EU/UK Applicable Investor Put Option; (F) any cancellations of repurchased Series 2025-1 Class A-2 Notes; and (G) prepayments made with funds in the Cash Trap Reserve Account (other than optional prepayments of Series 2025-1 Class A-2 Notes prior to the Prepayment Consideration End Date at the sole discretion of the Co-Issuers, for which the Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration shall be payable). (f) Optional Prepayment of Series 2025-1 Class A-2 Notes; EU/UK Applicable Investor Put Option. Subject to Section 3.6(e) and Section 3.6(g), the Co-Issuers shall have the option to prepay the Series 2025-1 Class A-2 Notes in whole or in part on any Business Day, subject to the payment of the Series 2025-1 Class A-2 Make-Whole Prepayment Consideration to the extent applicable to the Series 2025-1 Class A-2 Notes; provided that the Co-Issuers shall not make any optional prepayment in part of any Series 2025-1 Class A-2 Notes pursuant to this Section 3.6(f) in a principal amount for any single prepayment of less than $1,000,000 (except that any such prepayment may be in a principal amount less than such amount if (x) effected on the same day as any partial mandatory prepayment or repayment pursuant to this Series Supplement or (y) such prepayment is a Series 2025-1 Class A-2 Notes Optional Scheduled Principal Payment); provided, further, that no such optional prepayment may be made unless (i) the amount on deposit in the Senior Notes Principal Payment Accounts (including any amounts to be transferred from the Cash Trap Reserve Accounts pursuant to Section 5.12(h) of the Base Indenture) that is allocable to the Series 2025-1 Class A-2 Notes to be prepaid is sufficient to pay the principal amount of the Series 2025-1 Class A-2 Notes to be prepaid and any Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration (calculated in accordance with each Co- Issuer’s Allocable Share (and any Shortfall Payments in respect thereof shall be paid in accordance with the Allocation Agreement)) required pursuant to Section 3.6(e), in each case, payable on the relevant Series 2025-1 Prepayment Date; (ii) the amount on deposit in the Senior Notes Interest Payment Accounts that is allocable to the Series 2025-1 Outstanding Principal Amount to be prepaid is sufficient to pay the following amounts, calculated in accordance with each Co-Issuer’s Allocable Share (and any Shortfall Payments in respect thereof shall be paid in accordance with the Allocation Agreement), (A) the Series 2025-1 Class A-2 Quarterly Interest to but excluding the relevant Series 2025-1 Prepayment Date relating to the Series 2025-1 Outstanding Principal Amount to be prepaid (other than any Series 2025-1 Quarterly Post-ARD Additional Interest) and (B) only if such optional prepayment is a prepayment in whole, (x) the Series 2025-1 Quarterly Post-ARD Additional Interest and (y) all Securitization Operating Expenses, to the extent attributable to the Series 2025-1 Class A-2 Notes; and (iii) the Co-Issuers reimburse, in accordance with their Allocable Share (and any Shortfall Payments in respect thereof shall be paid in accordance with the Allocation Agreement), the Trustee, the Servicer and the Managers, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest

8 thereon at the Advance Interest Rate). The Co-Issuers may prepay a Series of Notes in full at any time regardless of the number of prior optional prepayments or any minimum payment requirement. In addition, subject to Section 3.6(g), if the EU/UK Retention Holders (or either of them) or any Affiliate thereof or any other Person intends to enter into any transaction pursuant to which, on account of a good faith, third-party acquisition negotiated on market terms, a change of control would directly or indirectly occur which would be incompatible, pursuant to the reasonable advice of counsel to the EU/UK Retention Holders, with the obligations of the EU/UK Retention Holders (or either of them) under Section 2 of the EU/UK Risk Retention Letter, a written notice will be provided (in accordance with the EU/UK Risk Retention Letter) to each holder of any Series 2025-1 Notes that is an EU/UK Applicable Investor, with the option for its Series 2025-1 Notes to be prepaid in full at par, without, to the extent applicable, any Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration with respect to the relevant Series 2025-1 Notes, subject to the terms and conditions set forth in the EU/UK Risk Retention Letter (the “EU/UK Applicable Investor Put Option”). (g) Notices of Prepayments. (i) Except in the case of any Series 2025-1 Class A-2 Notes Optional Scheduled Principal Payment, the Co-Issuers shall give prior written notice (each, a “Prepayment Notice”) at least fifteen (15) Business Days but not more than twenty (20) Business Days prior to any Series 2025-1 Prepayment with respect to the Series 2025-1 Class A-2 Notes pursuant to Section 3.6(f) to each Series 2025-1 Class A-2 Noteholder affected by such Series 2025-1 Prepayment, each of the Rating Agencies, the Servicer, the Control Party and the Trustee (with a copy to the Back-Up Manager); provided that at the written request of the Co-Issuers, such notice to the affected Series 2025-1 Class A-2 Noteholders shall be given by the Trustee in the name and at the expense of the Co-Issuers; provided, further, that in the case of any prepayment to be made pursuant to the exercise of any EU/UK Applicable Investor Put Option, such written notice shall be provided to each relevant EU/UK Applicable Investor in accordance with the EU/UK Risk Retention Letter and Section 3.6(f). In connection with any such Prepayment Notice, the Co-Issuers shall provide a written report to the Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 3.6(k). With respect to each such Series 2025-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A) the Series 2025-1 Prepayment Date on which such prepayment shall be made, which in all cases shall be a Business Day, (B) the Series 2025-1 Prepayment Amount (separately identifying amounts in respect of interest and principal) and (C) the Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration Calculation Date on which the applicable Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration, if any, to be paid in connection therewith shall be calculated. The Co-Issuers shall have the option, by written notice to the Trustee, the Control Party, the Servicer, the Rating Agencies and the affected Noteholders (with a copy to the Back-Up Manager), to withdraw or amend the Series 2025-1 Prepayment Date set forth in any Prepayment Notice relating to an optional prepayment at any time up to the second (2nd) Business Day before the Series 2025-1 Prepayment Date set forth in such Prepayment Notice. Any such optional prepayment and Prepayment Notice may, in the Co-Issuers’ discretion, be subject to the satisfaction of one or more conditions precedent, including but not limited to the occurrence of a Change of Control. The Co-Issuers shall have the option to provide in any

9 Prepayment Notice that the payment of the amounts set forth in Section 3.6(f) and the performance of the Co-Issuers’ obligations with respect to such optional prepayment may be performed by another Person. All Prepayment Notices shall be transmitted (i) by email to (A) each affected Series 2025-1 Class A-2 Noteholder that holds such Note in definitive form, to the extent such Series 2025-1 Class A-2 Noteholder has provided an email address to the Trustee and (B) to each of the Rating Agencies, the Servicer and the Trustee (ii) in accordance with the Applicable Procedures of DTC to each affected Series 2025-1 Class A-2 Noteholder that holds such Note in the form of Book-Entry Notes, or (iii) by registered mail to each affected Series 2025-1 Class A-2 Noteholder that holds such Note in definitive form and has not provided an email address to the Trustee. A Prepayment Notice may be revoked by the Co-Issuers if the Trustee receives written notice of such revocation no later than 10:00 a.m. (New York City time) two (2) Business Days prior to such Series 2025-1 Prepayment Date. The Co-Issuers shall give written notice of such revocation to the Servicer (with a copy to the Back-Up Manager), and at the written request of the Co- Issuers, the Trustee shall forward the notice of revocation to the Series 2025-1 Class A-2 Noteholders. (ii) In the case of any Series 2025-1 Class A-2 Notes Optional Scheduled Principal Payment, on the applicable Weekly Allocation Date the Co-Issuers shall provide a written report to the Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 3.6(k), which report shall specify (A) the Series 2025-1 Prepayment Date on which such prepayment shall be made, which in all cases shall be the next applicable Quarterly Payment Date, and (B) the Series 2025-1 Prepayment Amount. (h) Series 2025-1 Prepayments. On each Series 2025-1 Prepayment Date with respect to any Series 2025-1 Prepayment, the Series 2025-1 Prepayment Amount and the Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration, if any, shall be due and payable. The Co-Issuers shall pay the Series 2025-1 Prepayment Amount together with the applicable Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration, if any, by, to the extent not already deposited therein pursuant to Section 3.6(f), depositing such amounts in the applicable Series 2025-1 Class A-2 Distribution Account on or prior to the related Series 2025-1 Prepayment Date to be distributed in accordance with Section 3.6(k). (i) Prepayment Consideration Not Payable. For the avoidance of doubt, there is no Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration payable as a result of (i) the application of Indemnification Amounts or Insurance/Condemnation Proceeds allocated to the Series 2025-1 Class A-2 Notes pursuant to clause (i) of the Priority of Payments, (ii) any Series 2025-1 Class A-2 Notes Scheduled Principal Payments Amounts, Series 2025-1 Class A-2 Notes Optional Scheduled Principal Payments or Series 2025-1 Class A-2 Notes Scheduled Principal Payment Deficiency Amounts, (iii) any prepayment on or after the Prepayment Consideration End Date, (iv) mandatory prepayments due to a Rapid Amortization Event, (v) prepayments pursuant to the exercise of any EU/UK Applicable Investor Put Option, (vi) any cancellations of repurchased Series 2025-1 Class A-2 Notes and (vii) prepayments made with funds in the Cash Trap Reserve Account (other than optional prepayments of Series 2025-1 Class A-2 Notes prior to the Prepayment Consideration End Date at the sole discretion of the Co-Issuers,

10 for which the Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration shall be payable). (j) Indemnification Amounts; Insurance/Condemnation Proceeds; Release Prices; Asset Disposition Proceeds. Any Indemnification Amounts, Insurance/Condemnation Proceeds, Release Prices (subject to the proviso hereto) or Asset Disposition Proceeds allocated to the Senior Notes Principal Payment Accounts in accordance with Section 5.11(a)(i) of the Base Indenture shall be withdrawn from the Senior Notes Principal Payment Accounts in accordance with Section 5.12(h) of the Base Indenture and deposited in the Series 2025-1 Distribution Account and used to prepay the Series 2025-1 Class A-2 Notes (based on their respective portion of the Series 2025-1 Class A-2 Outstanding Principal Amount) on the Quarterly Payment Date immediately succeeding such deposit on a pro rata basis. In connection with any prepayment made with Indemnification Amounts or Insurance/Condemnation Proceeds pursuant to this Section 3.6(j), the Co-Issuers shall not be obligated to pay any prepayment consideration. The Co-Issuers shall, however, be obligated to pay any applicable Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration required to be paid pursuant to Section 3.6(e) in connection with any prepayment funded with Asset Disposition Proceeds or the proceeds of Permitted Brand Dispositions, as applicable, pursuant to this Section 3.6(j); provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration is not paid because insufficient funds are available to pay such Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration, in accordance with the Priority of Payments. (k) Series 2025-1 Prepayment Distributions. On the Series 2025-1 Prepayment Date for each Series 2025-1 Prepayment to be made pursuant to Section 3.6(g) in respect of the Series 2025-1 Class A-2 Notes, the Issuer shall provide the Trustee with a written report (“Optional Prepayment Issuer Order”) instructing the Trustee to withdraw the amount deposited into the Series 2025-1 Class A-2 Distribution Account pursuant to this Section 3.6 (which may include amounts required by this Section 3.6 to be on deposit in other Indenture Trust Accounts prior to transfer to the Series 2025-1 Class A-2 Distribution Account as set forth in the Optional Prepayment Issuer Order), if any, in order to repay the applicable portion of the Series 2025-1 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2025-1 Prepayment Date and any Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration due to Series 2025-1 Class A-2 Noteholders payable on such date. The Optional Prepayment Issuer Order shall include (A) the Series 2025-1 Prepayment Amount to be transferred from the Collection Account to the Series 2025-1 Class A-2 Distribution Account and/or if applicable, the source of other funds to be deposited into the Series 2025-1 Class A-2 Distribution Account for such prepayment, (B) the amount to be distributed to the Series 2025-1 Class A-2 notes in respect of principal, interest and, if any, Series 2025-1 Class A-2 Make-Whole Prepayment Consideration, (C) if any Series 2025-1 Class A-2 Notes are not Book-entry Notes, the portion of such distributions to be made to each such Noteholder, and (D) confirmation that the conditions in Section 3.6(f) have been satisfied. Such Optional Prepayment Issuer Order may be consolidated with additional payment instructions as necessary to effect other distributions occurring on, or substantially concurrently with, such Series 2025-1 Prepayment Date. On the Series 2025-1 Prepayment Date for each Series 2025-1 Prepayment to be made pursuant to Section 3.6(g) in respect of the Series 2025-1 Class A-2 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that, notwithstanding anything to the contrary therein, references to the

11 distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2025-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely upon the Optional Prepayment Issuer Order, wire transfer to the Series 2025-1 Class A-2 Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2025-1 Outstanding Principal Amount. (l) Series 2025-1 Notices of Final Payment. The Co-Issuers shall notify the Trustee, the Servicer and each of the Rating Agencies (with a copy to the Back-Up Manager) on or before the Prepayment Record Date preceding the date that shall be the Series 2025-1 Final Payment Date; provided, however, that with respect to any Series 2025-1 Final Payment that is made in connection with any mandatory prepayment in full, the Co-Issuers shall not be obligated to provide any additional notice to the Trustee or the Rating Agencies of such Series 2025-1 Final Payment, and in the case of any optional prepayment in full, the Co-Issuers shall not be obligated to provide any additional notice to the Trustee or the Rating Agencies of such Series 2025-1 Final Payment beyond the notice required to be given in connection with such optional prepayment pursuant to Section 3.6(g). The Trustee shall provide any written notice required under this Section 3.6(l) to each Person in whose name a Series 2025-1 Class Note is registered at the close of business on such Prepayment Record Date of the Series 2025-1 Final Payment Date. Such written notice to be sent to the Series 2025-1 Noteholders shall be made at the expense of the Co-Issuers and shall be sent by the Trustee within five (5) Business Days of receipt of notice from the Co- Issuers indicating that the Series 2025-1 Final Payment shall be made and shall specify that such Series 2025-1 Final Payment shall be payable only upon presentation and surrender (other than any Uncertificated Notes) of the Series 2025-1 Notes and shall specify the place where the Series 2025-1 Notes (other than any Uncertificated Notes) may be presented and surrendered for such Series 2025-1 Final Payment. The Trustee shall deregister a Class of Uncertificated Notes upon distribution of the Series 2025-1 Final Payment with respect to such Class of Notes. Section 3.7 [Reserved]. Section 3.8 Series 2025-1 Class A-2 Distribution Account. (a) Establishment of Series 2025-1 Class A-2 Distribution Account. The Co- Issuers have established and shall maintain with the Trustee in the name of the Co-Issuers subject to the lien of the Trustee for the benefit of the Series 2025-1 Class A-2 Noteholders an account (the “Series 2025-1 Class A-2 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2025-1 Class A-2 Noteholders. The Series 2025-1 Class A-2 Distribution Account shall be an Eligible Account. Initially, the Series 2025-1 Class A-2 Distribution Account shall be established with the Trustee. Any and all amounts held in the Series 2025-1 Class A-2 Distribution Account shall remain uninvested. (b) [Reserved]. (c) Series 2025-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2025-1 Class A-2 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2025-1 Class A-2 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee,

12 for the benefit of the Series 2025-1 Class A-2 Noteholders, all of the Co-Issuers’ right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2025- 1 Class A-2 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2025-1 Class A-2 Distribution Account, or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2025-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2025-1 Class A-2 Distribution Account Collateral”). (d) Termination of Series 2025-1 Class A-2 Distribution Account. On or after the date on which all accrued and unpaid interest on and principal of all Outstanding Series 2025- 1 Class A-2 Notes have been paid, the Trustee, acting in accordance with the written instructions of the Co-Issuers (or the Managers on their behalf), shall withdraw from the Series 2025-1 Class A-2 Distribution Account all amounts on deposit therein and deposit such amounts in the Collection Account for distribution pursuant to the Priority of Payments. Section 3.9 Trustee as Securities Intermediary. (a) The Trustee or other Person holding the Series 2025-1 Distribution Accounts shall be the “Series 2025-1 Securities Intermediary”. If the Series 2025-1 Securities Intermediary in respect of any Series 2025-1 Distribution Account is not the Trustee, the Co- Issuers shall obtain the express agreement of such other Person to the obligations of the Series 2025-1 Securities Intermediary set forth in this Section 3.9. (b) The Series 2025-1 Securities Intermediary agrees that: (i) The Series 2025-1 Distribution Accounts are accounts to which Financial Assets shall or may be credited; (ii) The Series 2025-1 Distribution Accounts are “securities accounts” within the meaning of Section 8-501 of the New York UCC and the Series 2025-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC; (iii) All securities or other property (other than cash) underlying any Financial Assets credited to any Series 2025-1 Distribution Account shall be registered in the name of a Series 2025-1 Securities Intermediary, as applicable, indorsed to such Series 2025-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of such Series 2025-1 Securities Intermediary, and in no case shall any Financial Asset credited to any Series 2025-1 Distribution Account be registered in the name of the Co-Issuers, payable to the order of the Co-Issuers or specially indorsed to the Co-Issuers;

13 (iv) All property delivered to the Series 2025-1 Securities Intermediary pursuant to this Series Supplement shall be promptly credited to the appropriate Series 2025-1 Distribution Account; (v) Each item of property (whether investment property, security, instrument or cash) credited to any Series 2025-1 Distribution Account shall be treated as a Financial Asset; (vi) If at any time the Series 2025-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2025-1 Distribution Accounts, the Series 2025- 1 Securities Intermediary shall comply with such entitlement order without further consent by the Co-Issuers, any other Securitization Entity or any other Person; (vii) The Series 2025-1 Distribution Accounts and all issues specified in Article (l) of the Hague Securities Convention shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, the State of New York shall be deemed to be the applicable Series 2025- 1 Securities Intermediary’s jurisdiction and the Series 2025-1 Distribution Accounts (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York. The Series 2025-1 Securities Intermediary represents that it has an office in the United States which is engaged in a business or other regular activity of maintaining securities accounts; (viii) No Series 2025-1 Securities Intermediary has entered into, and until termination of this Series Supplement shall not enter into, any agreement with any other Person relating to the Series 2025-1 Distribution Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person, and such Series 2025-1 Securities Intermediary has not entered into, and until the termination of this Series Supplement shall not enter into, any agreement with the Co-Issuers purporting to limit or condition the obligation of the Series 2025-1 Securities Intermediary to comply with entitlement orders as set forth in Section 3.9(b)(vi); and (ix) Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2025-1 Distribution Account, neither any Series 2025-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, any Series 2025-1 Distribution Accounts or any Financial Asset credited thereto. If any Series 2025-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has Actual Knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2025-1 Distribution Account or any Financial Asset carried therein, the Series 2025-1 Securities Intermediary shall promptly notify the Trustee, the Managers, the Servicer and the Co-Issuers thereof. (c) At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to

14 time in the Series 2025-1 Distribution Accounts and in all proceeds thereof, and shall (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) be the only Person authorized to originate entitlement orders in respect of the Series 2025-1 Distribution Accounts; provided, however, that at all other times the Co-Issuers shall be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2025-1 Distribution Accounts. Section 3.10 Managers. Pursuant to each Management Agreement, the Managers have agreed to provide certain reports, notices, instructions and other services on behalf of the respective Co-Issuer. The Series 2025-1 Noteholders by their acceptance of the Series 2025-1 Notes consent to the provision of such reports and notices to the Trustee by the Managers in lieu of the Co-Issuers. Any such reports and notices that are required to be delivered to the Series 2025- 1 Noteholders hereunder shall be made available on the Trustee’s website in the manner set forth in Section 4.4 of the Base Indenture. Section 3.11 Replacement of Ineligible Accounts. If, at any time, the Series 2025- 1 Distribution Account shall cease to be an Eligible Account (a “Series 2025-1 Ineligible Account”), the Co-Issuers shall (i) within five (5) Business Days of obtaining knowledge thereof, notify the Control Party and the Trustee thereof and (ii) within sixty (60) days of obtaining knowledge thereof, (A) establish, or cause to be established, a new account that is an Eligible Account in substitution for such Series 2025-1 Ineligible Account, (B) following the establishment of such new Eligible Account, transfer or, with respect to the Trustee Accounts maintained at the Trustee, instruct the Trustee in writing to transfer all cash and investments from such Series 2025- 1 Ineligible Account into such new Eligible Account and (C) pledge, or cause to be pledged, such new Eligible Account to the Trustee for the benefit of the Secured Parties and, if such new Eligible Account is not established with the Trustee, cause such new Eligible Account to be subject to an Account Control Agreement in form and substance reasonably acceptable to the Servicer and the Trustee. The Trustee shall have no obligation to determine whether a Series 2025-1 Distribution Account is or continues to be an Eligible Account. Section 3.12 Calculation of the DSCR. For purposes of calculating the DSCR as of the first four (4) Quarterly Calculation Dates following the Series 2025-1 Closing Date, (x) “Debt Service” with respect to the Series 2019-1 Notes and Series 2022-1 Class A-2 Notes shall be deemed to be $0, and (y) “Debt Service” with respect to the Series 2025-1 Notes shall be deemed, for any period prior to the second Quarterly Calculation Date following the Series 2025- 1 Closing Date, to equal the sum of: (a) the Senior Notes Quarterly Interest Amount for the Series 2025-1 Class A- 2 Notes that would be payable on the January 2026 Quarterly Payment Date assuming a 90-day Interest Accrual Period for such Notes; and (b) the aggregate amount of Scheduled Principal Payments on the Series 2025- 1 Class A-2 Notes due and payable on the January 2026 Quarterly Payment Date (without giving effect to any reductions of Scheduled Principal Payments available due to the satisfaction of the Series 2025-1 Non-Amortization Test).

15 Section 3.13 Amendment to Base Indenture. Solely with respect to the issuance of the Series 2025-1 Notes, Section 2.2 (b)(iii) (G) of the Base Indenture is deleted and replaced with the following: “(G) the anticipated repayment date for the Series 2025-1 Notes will not be prior to the latest anticipated repayment date for the Series 2019-2 Notes and the Series 2020-1 Notes;” ARTICLE IV FORM OF SERIES 2025-1 NOTES Section 4.1 [Reserved]. Section 4.2 Issuance of Series 2025-1 Class A-2 Notes. (a) The Series 2025-1 Class A-2 Notes in the aggregate may be offered and sold in the Series 2025-1 Initial Principal Amount on the Series 2025-1 Closing Date by the Co- Issuers pursuant to the Series 2025-1 Class A-2 Note Purchase Agreement. The Series 2025-1 Class A-2 Notes shall be resold initially only to (A) a Co-Issuer or its Affiliates, (B) in the United States, to Persons who are not Competitors who are QIBs in reliance on Rule 144A or (C) outside the United States, to Persons who are not Competitors who are not U.S. persons (as defined in Regulation S) (a “U.S. Person”) in offshore transactions in reliance on Regulation S. The Series 2025-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein. The Series 2025-1 Class A-2 Notes shall be Book-Entry Notes and DTC shall be the Depository for the Series 2025-1 Class A-2 Notes. The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2025-1 Class A-2 Notes. The Series 2025-1 Class A-2 Notes shall be issued in minimum denominations of $25,000 and in any whole number denomination in excess thereof. (b) Global Notes. (i) Rule 144A Global Notes. The Series 2025-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A shall be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-1 hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.2 and Section 4.4, the “Rule 144A Global Notes”). The aggregate initial principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Temporary Regulation S Global Notes or Permanent Regulation S Global Notes, as hereinafter provided. (ii) Temporary Regulation S Global Notes and Permanent Regulation S Global Notes. Any Series 2025-1 Class A-2 Notes offered and sold on the Series 2025-1

16 Closing Date in reliance upon Regulation S shall be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2025-1 Class A-2 Note, such Series 2025-1 Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 4.2 and Section 4.4, as the “Temporary Regulation S Global Notes.” After such time as the Restricted Period shall have terminated, the Temporary Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-2-3 hereto, as hereinafter provided (collectively, for purposes of this Section 4.2 and Section 4.4, the “Permanent Regulation S Global Notes”). The aggregate principal amount of the Temporary Regulation S Global Notes or the Permanent Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Rule 144A Global Notes, as hereinafter provided. (c) Definitive Notes. The Series 2025-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.2 and Section 4.4, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.2(c) in accordance with their terms and, upon complete exchange thereof, such Series 2025-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office. Section 4.3 [Reserved]. Section 4.4 Transfer Restrictions of Series 2025-1 Class A-2 Notes. (a) A Series 2025-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.4(a) shall not prohibit any transfer of a Series 2025-1 Class A-2 Note that is issued in exchange for a Series 2025-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2025-1 Global Note effected in accordance with the other provisions of this Section 4.4. (b) The transfer by a Series 2025-1 Class A-2 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Co-Issuers as such transferee has requested pursuant to Rule 144A or has determined not to request such

17 information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A. (c) If a Series 2025-1 Class A-2 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Temporary Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(c). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-1 hereto given by the Series 2025-1 Class A-2 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Rule 144A Global Note, and to increase the principal amount of the Temporary Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer. (d) If a Series 2025-1 Class A-2 Note Owner holding a beneficial interest in a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Permanent Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(d). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Regulation S Global Note in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-2 hereto given by the Series 2025-1 Class A-2 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Rule 144A Global Note, and to increase the principal amount of the Permanent Regulation S

18 Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Permanent Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer. (e) If a Series 2025-1 Class A-2 Note Owner holding a beneficial interest in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note wishes at any time to exchange its interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(e). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Rule 144A Global Note in a principal amount equal to that of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Temporary Regulation S Global Note (but not such Permanent Regulation S Global Note), a certificate in substantially the form set forth in Exhibit B-3 hereto given by such Series 2025-1 Class A-2 Note Owner holding such beneficial interest in such Temporary Regulation S Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, and to increase the principal amount of the Rule 144A Global Note, by the principal amount of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Rule 144A Global Note having a principal amount equal to the amount by which the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, was reduced upon such exchange or transfer. (f) In the event that a Series 2025-1 Global Note or any portion thereof is exchanged for Series 2025-1 Class A-2 Notes other than Series 2025-1 Global Notes, such other Series 2025-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2025-1 Class A-2 Notes that are not Series 2025-1 Global Notes or for a beneficial interest in a Series 2025-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Co-Issuers and the Registrar, which shall be substantially consistent with the provisions of Section 4.4(a) through Section 4.4(e) and Section 4.4(g) (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2025-1 Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures.

19 (g) Until the termination of the Restricted Period with respect to any Series 2025-1 Class A-2 Note, interests in the Temporary Regulation S Global Notes representing such Series 2025-1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.4(g) shall not prohibit any transfer in accordance with Section 4.4(e). After the expiration of the applicable Restricted Period, interests in the Permanent Regulation S Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.4. (h) The Series 2025-1 Class A-2 Notes Rule 144A Global Notes, the Series 2025-1 Class A-2 Notes Temporary Regulation S Global Notes and the Series 2025-1 Class A-2 Notes Permanent Regulation S Global Notes shall bear the following legend: THE ISSUANCE AND SALE OF THIS SERIES 2025-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION. THE SERIES 2025-1 CLASS A-2 NOTES HAVE NOT BEEN AND WILL NOT BE QUALIFIED FOR DISTRIBUTION TO THE PUBLIC UNDER THE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA. THE SERIES 2025-1 CLASS A-2 NOTES MAY NOT BE OFFERED OR SOLD IN CANADA, DIRECTLY OR INDIRECTLY. NEITHER DRIVEN BRANDS FUNDING, LLC (THE “ISSUER”) NOR DRIVEN BRANDS CANADA FUNDING CORPORATION (THE “CANADIAN CO-ISSUER”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO A CO-ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER AND IS NOT A COMPETITOR OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON OR A COMPETITOR, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES, ANY APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA AND ANY OTHER RELEVANT JURISDICTION.

20 BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT A CO-ISSUER OR AN AFFILIATE OF THE CO-ISSUERS) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES. EACH PERSON (IF NOT A CO-ISSUER OR AN AFFILIATE OF THE CO- ISSUERS) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A [TEMPORARY REGULATION S GLOBAL NOTE] [RULE 144A GLOBAL NOTE] [PERMANENT REGULATION S GLOBAL NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO ANY CO-ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

21 UNLESS PERMITTED UNDER THE APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA, THE HOLDER OF THIS NOTE MUST NOT RESELL THIS NOTE IN CANADA BEFORE THE DATE THAT IS 4 MONTHS AND ONE DAY AFTER THE LATER OF (A) THE ORIGINAL ISSUE DATE OF THE NOTES AND (B) THE DATE ON WHICH BOTH THE CO-ISSUERS BECOME REPORTING ISSUERS UNDER THE APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA. IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR. BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL, STATE, PROVINCIAL BANKRUPTCY, INSOLVENCY OR SIMILAR LAW. (i) The Series 2025-1 Class A-2 Notes Temporary Regulation S Global Notes shall also bear the following legend: UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR A CO-ISSUER OR AN AFFILIATE OF THE CO-ISSUERS, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A HOLDER THAT IS NOT A “U.S. PERSON” OR TO A CO-ISSUER OR AN AFFILIATE OF THE CO-ISSUERS AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO

22 THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT. (j) The Series 2025-1 Global Notes issued in connection with the Series 2025- 1 Class A-2 Notes shall also bear the following legend: THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO A CO-ISSUER OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN. (k) The required legends set forth above shall not be removed from the applicable Series 2025-1 Class A-2 Notes except as provided herein. The legend required for a Series 2025-1 Class A-2 Notes Rule 144A Global Note may be removed from such Series 2025-1 Class A-2 Notes Rule 144A Global Note if there is delivered to the Co-Issuers and the Registrar such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Co-Issuers that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2025-1 Class A-2 Notes Rule 144A Global Note shall not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Co-Issuers (or the Managers, on their behalf), shall authenticate and deliver in exchange for such Series 2025-1 Class A-2 Notes Rule 144A Global Note a Series 2025-1 Class A-2 Note or Series 2025-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Series 2025-1 Class A-2 Notes Rule 144A Global Note has been removed from a Series 2025-1 Class A-2 Note as provided above, no other Series 2025-1 Class A-2 Note issued in exchange for all or any part of such Series 2025-1 Class A-2 Note shall bear such legend, unless the Co-Issuers have reasonable cause to believe that such other Series 2025-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.

23 Section 4.5 Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2025-1 Note pursuant to the Offering Memorandum shall be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2025-1 Note as follows: (a) With respect to any sale of Series 2025-1 Class A-2 Notes pursuant to Rule 144A, it is not a Competitor and it is a QIB pursuant to Rule 144A, and is aware that any sale of Series 2025-1 Class A-2 Notes to it shall be made in reliance on Rule 144A. Its acquisition of Series 2025-1 Class A-2 Notes in any such sale shall be for its own account or for the account of another QIB that is not a Competitor. (b) With respect to any sale of Series 2025-1 Class A-2 Notes pursuant to Regulation S, at the time the buy order for such Series 2025-1 Class A-2 Notes was originated, it was outside the United States and the offer was made to a Person who is not a U.S. Person, not a Competitor, and was not purchasing for the account or benefit of a U.S. Person who is not a Competitor. (c) It shall, and each account for which it is purchasing shall, hold and transfer at least the minimum denomination of Series 2025-1 Class A-2 Notes. (d) It understands that the Managers, the Co-Issuers, the Trustee and the Servicer may receive a list of participants holding positions in the Series 2025-1 Class A-2 Notes from one or more book-entry depositories. The purchaser agrees that none of the Managers, the Co-Issuers, the Trustee or the Servicer nor any of their respective agents will be held accountable by reason of any disclosure of such information as to the name and address of the Note Owners maintained by the Trustee. (e) It understands that the Managers, the Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Permitted Recipient Certifications executed to obtain access to the Trustee’s password-protected website. (f) It shall provide to each person to whom it transfers Series 2025-1 Notes notices of any restrictions on transfer of such Series 2025-1 Notes. (g) It understands that (i) the Series 2025-1 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (ii) the Series 2025-1 Notes have not been registered under the Securities Act, (iii) such Series 2025-1 Notes may be offered, resold, pledged or otherwise transferred only (A) to a Co-Issuer or an Affiliate of the Co-Issuers, (B) in the United States to a Person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and who is not a Competitor, (C) outside the United States to a Person who is not a U.S. Person in a transaction meeting the requirements of Regulation S and who is not a Competitor or (D) in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States, any applicable securities laws of any province or territory of Canada and any other jurisdiction, in each such case in accordance with the Indenture and any

24 applicable securities laws of any state of the United States and any applicable securities laws of any province or territory of Canada and (iv) it shall, and each subsequent holder of a Series 2025- 1 Note is required to, notify any subsequent purchaser of a Series 2025-1 Note of the resale restrictions set forth in clause (iii) above. (h) It understands that the certificates evidencing the Rule 144A Global Notes shall bear legends substantially similar to those set forth in Section 4.4(h) and (j). (i) It understands that the certificates evidencing the Temporary Regulation S Global Notes shall bear legends substantially similar to those set forth in Section 4.4(h), (i) and (j). (j) It understands that the certificates evidencing the Permanent Regulation S Global Notes shall bear legends substantially similar to those set forth in Section 4.4(h), (i) and (j). (k) Either (i) it is not acquiring or holding the Series 2025-1 Class A-2 Notes (or any interest therein) for or on behalf of, or with the assets of, Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) or a governmental, church, non-U.S. or other plan which is subject to any applicable Similar Laws or (ii) its acquisition, holding and disposition of the Series 2025-1 Class A-2 Notes (or any interest therein) shall not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any applicable Similar Law). (l) If it is using assets of a Plan to acquire or hold the Series 2025-1 Class A-2 Notes or any interest therein, then it further represents that none of the Co-Issuers, the Initial Purchasers, any Guarantor, the Servicer, the Back-up Manager, the Trustee, nor any other party to the Securitization Transaction, nor any of their respective affiliates (collectively, the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied upon for any advice, with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2025-1 Class A-2 Notes, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2025-1 Class A-2 Notes. (m) It understands that any subsequent transfer of the Series 2025-1 Class A-2 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2025-1 Class A-2 Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act. In addition, it understands that the Series 2025-1 Class A-2 Notes are subject to certain transfer restrictions and may not be resold in Canada, directly or indirectly, except in reliance on an exemption from applicable prospectus requirements or discretionary relief under the applicable securities laws of any province or territory of Canada. (n) It is not a Competitor and is not purchasing for the account or benefit of a Competitor.

25 Section 4.6 Limitation on Liability. None of the Co-Issuers, the Trustee, the Servicer, the Back-Up Manager, the Initial Purchasers, any Paying Agent or their respective Affiliates shall have any responsibility or liability for any aspects of the records maintained by DTC or its nominee or any of the Agent Members relating to or for payments made thereby on account of beneficial interests in a Rule l44A Global Note or a Regulation S Global Note. None of the Co-Issuers, the Trustee, the Servicer, the Control Party, the Back-Up Manager, the Initial Purchasers, any Paying Agent or their respective Affiliates shall have any responsibility or liability with respect to any records maintained by the Noteholder with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein. ARTICLE V GENERAL Section 5.1 Information. On or before (x) the third Business Day prior to each Quarterly Payment Date, the Co-Issuers (or the Managers on their behalf) shall furnish, or cause to be furnished to the Trustee, each Rating Agency, the Servicer and each Payment Agent, with a copy to the Back-Up Manager, a Quarterly Noteholders’ Allocation Report and (y) the third Business Day following the date when any Manager or any of their respective parent entities files its or their quarterly report, with respect to the first three fiscal quarters of each fiscal year, or annual report, with respect to the fourth fiscal quarter of such fiscal year, for such fiscal year with the SEC pursuant to the Exchange Act, the Co-Issuers (or the Managers on their behalf) shall furnish to the Trustee with a statement with the Quarterly Noteholders’ Report, in each case with respect to the Series 2025-1 Notes to the Trustee, setting forth, collectively, inter alia, the following information with respect to such Quarterly Payment Date: (i) the total amount available to be distributed to Series 2025-1 Noteholders on such Quarterly Payment Date; (ii) the amount of such distribution allocable to the payment of interest on the Series 2025-1 Notes; (iii) the amount of such distribution allocable to the payment of principal of the Series 2025-1 Notes; (iv) the amount of such distribution allocable to the payment of any Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration, if any; (v) the amount of such distribution allocable to the payment of any Release Prices; (vi) [Reserved]; (vii) whether, to the Actual Knowledge of the Co-Issuers, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event or Manager Termination Event has occurred, as of the related Quarterly Calculation Date, or any Cash Trapping Period is in effect, as of the related Quarterly Calculation Date;

26 (viii) the DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date; (ix) the number of franchised locations and Securitization-Owned Locations located anywhere in the world that are open for business as of the last day of the preceding Quarterly Fiscal Period; (x) the amount of Driven Brands System-Wide Sales as of the related Quarterly Calculation Date; and (xi) the amount on deposit in the applicable Senior Notes Interest Reserve Accounts (and the availability under any Interest Reserve Letter of Credit relating to the Senior Notes) and the amount on deposit, if any, in the Cash Trap Reserve Accounts, in each case, as of the close of business on the last Business Day of the preceding Quarterly Fiscal Period. Any Series 2025-1 Noteholder may obtain copies of each Quarterly Noteholders’ Allocation Report and Quarterly Noteholders’ Report in accordance with the procedures set forth in Section 4.4 of the Base Indenture. Section 5.2 Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture. Section 5.3 Ratification of Base Indenture. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument. Section 5.4 Requirements for Notices to the Rating Agencies. For purposes of Section 14.1 of the Base Indenture, the address for any notice or communication by any party to any Rating Agency shall be in writing and delivered in person, delivered by e-mail or mailed by first-class mail (registered or certified, return receipt requested), facsimile or overnight air courier guaranteeing next day delivery, to Rating Agency’s address: If to S&P: S&P Global Ratings 55 Water Street New York, NY 10004 Attention: Structured Credit Surveillance Group E-mail: servicer_reports@sandp.com If to KBRA: Kroll Bond Rating Agency, LLC 805 Third Ave., 29th Floor New York, NY 10022

27 Attention: ABS Surveillance E-mail: abssurveillance@kbra.com Section 5.5 Certain Notices to the Rating Agencies. The Co-Issuers shall provide to each Rating Agency a copy of each Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series Supplement or any other Transaction Document. Section 5.6 Prior Notice by Trustee to the Controlling Class Representative and Control Party. Subject to Section 10.1 of the Base Indenture, the Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event (subject to Section 3.6(b) and Section 3.6(d)(iii)) or an Event of Default until after the Trustee has given prior written notice thereof to the Controlling Class Representative and the Control Party and obtained the direction of the Control Party (subject to Section 11.4(e) of the Base Indenture, at the direction of the Controlling Class Representative). Section 5.7 Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Section 5.8 Electronic Signatures and Transmission. For purposes of this Series Supplement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties (except to the extent such action results from gross negligence, willful misconduct or fraud by the Trustee). Any requirement in this Series Supplement that is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission. Notwithstanding anything to the contrary in this Series Supplement, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process.

28 Section 5.9 Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). Section 5.10 Amendments. This Series Supplement may not be modified or amended except in accordance with the terms of the Base Indenture and as described in Section 3.6(b). Section 5.11 Termination of Series Supplement. This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2025-1 Class A-2 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2025-1 Notes that have been replaced or paid) to the Trustee for cancellation and (ii) the Co-Issuers have paid all sums payable hereunder; provided that any provisions of this Series Supplement required for the Series 2025-1 Final Payment to be made shall survive until the Series 2025-1 Final Payment is paid to the Series 2025-1 Noteholders. Section 5.12 Entire Agreement. This Series Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto. [Signature Pages Follow]

[Signature Page to Series 2025-1 Supplement] IN WITNESS WHEREOF, the Co-Issuers, the Trustee and the Series 2025-1 Securities Intermediary have caused this Series Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above. DRIVEN BRANDS FUNDING, LLC, as a Co-Issuer By: Name: Scott O’Melia Title: Executive Vice President and Secretary DRIVEN BRANDS CANADA FUNDING CORPORATION, as a Co-Issuer By: Name: Scott O’Melia Title: Executive Vice President and Secretary

[Signature Page to Series 2025-1 Supplement] CITIBANK, N.A., in its capacity as Trustee and as Series 2025-1 Securities Intermediary By: Name: Title:

A-1 ANNEX A SERIES 2025-1 SUPPLEMENTAL DEFINITIONS LIST “30/360 Basis” means the accrual of interest calculated on the basis of a 360-day year consisting of twelve 30-day months. “Agent Members” means members of, or participants in, DTC. “Canco” means 12008432 Canada Inc., a Canadian corporation. “Cede” has the meaning set forth in Section 4.2(b)(i) of this Series 2025-1 Supplement. “Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2025-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2025-1 Closing Date. “Change of Control” means an event that will occur if as a result of any disposition or other event any combination of Permitted Holders in the aggregate fail to have the power, directly or indirectly, to vote or direct the voting of Equity Interests representing at least a majority of the ordinary voting power for the election of directors of DBI; provided that the occurrence of the foregoing event will not be deemed a Change of Control if, (i) prior to a Qualified IPO, (A) any combination of Permitted Holders in the aggregate otherwise have the right, directly or indirectly, to designate a majority of the board of directors of DBI at such time or (B) any combination of Permitted Holders in the aggregate own, directly or indirectly, a majority of the ordinary Voting Equity Interests of DBI at such time, (ii) upon or after a Qualified IPO, (A) no Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the 1934 Act as in effect on the Series 2016-1 Closing Date), other than any combination of the Permitted Holders, will have acquired beneficial ownership of more than the greater of (x) 35% on a fully diluted basis of the Voting Equity Interests of DBI and (y) the percentage owned, directly or indirectly, in the aggregate by the Permitted Holders on a fully diluted basis of the Voting Equity Interests of DBI and (B) during each period of twelve (12) consecutive months thereafter, a majority of the seats (other than vacant seats) on the board of directors of DBI will be occupied by Persons who were either (1) nominated by the board of directors of DBI or a Permitted Holder, (2) appointed by directors so nominated or (3) appointed by a Permitted Holder or (iii) in connection with an equity transfer, merger, consolidation or other combination transaction of DBI or one or more of its direct or indirect holding companies with or by another entity or entities, (A) any combination of Permitted Holders in the aggregate otherwise have the right, directly or indirectly, to designate or elect a percentage of the Board of Directors of DBI (or, if DBI is not a surviving entity as a result

A-2 of such merger, such surviving entity) after giving effect to such transaction that is not less than the Permitted Holders’ ratable interest in DBI immediately before giving effect thereto or (B) any combination of Permitted Holders in the aggregate beneficially own, directly or indirectly, a percentage of the ordinary Voting Equity Interests of DBI (or, if DBI is not a surviving entity as a result of such merger, such surviving entity) after giving effect to such transaction that is not less than all Permitted Holders’ ratable interest in DBI immediately before giving effect thereto. “DBI” means Driven Brands, Inc., a Delaware corporation. “Definitive Notes” has the meaning set forth in Section 4.2(c) of this Series 2025- 1 Supplement. “DTC” means The Depository Trust Company, and any successor thereto. “EU /UK Applicable Investor” has the meaning set forth in the EU/UK Risk Retention Letter. “EU/UK Applicable Investor Put Option” has the meaning set forth in Section 3.06(f) of this Series 2025-1 Supplement. “EU/UK Retention Holders” means DBI and Canco. “EU/UK Risk Retention Letter” means the letter agreement, dated as of the Series 2025-1 Closing Date, by the EU/UK Retention Holders in favor of (x) the Trustee (for the benefit of the EU/UK Applicable Investors) and (y) Barclays Capital Inc. (for itself as Initial Purchaser, and as representative for each other Initial Purchaser). “Initial Purchasers” means, collectively, Barclays Capital Inc., BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, and Wells Fargo Securities, LLC. “Initial Quarterly Payment Date” means the Quarterly Payment Date in January 2026. “KBRA” means Kroll Bond Rating Agency, LLC. “Offering Memorandum” means the final Offering Memorandum for the offering of the Series 2025-1 Class A-2 Notes, dated as of September 16, 2025, prepared by the Co-Issuers. “Outstanding Series 2025-1 Class A-2 Notes” means, with respect to the Series 2025-1 Class A-2 Notes, all Series 2025-1 Class A-2 Notes theretofore authenticated and delivered under the Base Indenture, except: (i) Series 2025-1 Class A-2 Notes theretofore canceled by the Registrar or delivered to the Registrar for cancellation; (ii) Series 2025-1 Class A-2 Notes, or portions thereof, for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited into the

A-3 Series 2025-1 Class A-2 Distribution Account and are available for payment of such Series 2025- 1 Class A-2 Notes; provided that, if such Series 2025-1 Class A-2 Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefore reasonably satisfactory to the Trustee has been made; (iii) Series 2025-1 Class A-2 Notes that have been defeased in accordance with Section 12.1 of the Base Indenture; (iv) Series 2025-1 Class A-2 Notes in exchange for, or in lieu of which, other Series 2025-1 Class A-2 Notes that have been authenticated and delivered pursuant to the Indenture, unless proof reasonably satisfactory to the Trustee is presented that any such Series 2025-1 Class A-2 Notes are held by a holder in due course or Protected Purchaser; (v) Series 2025-1 Class A-2 Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Series 2025-1 Class A-2 Notes have been issued as provided in the Indenture; and (vi) Series 2025-1 Class A-2 Notes which have been repurchased by a Driven Brands Entity and thereafter cancelled; provided that, (A) in determining whether the Noteholders of the requisite Outstanding Principal Amount have given any request, demand, authorization, direction, notice, consent, waiver or vote under the Indenture, the following Series 2025-1 Class A-2 Notes shall be disregarded and deemed not to be Outstanding: (x) Series 2025-1 Class A-2 Notes owned by the Securitization Entities or any other obligor upon the Series 2025-1 Class A-2 Notes or any Affiliate of any of them and (y) Series 2025-1 Class A-2 Notes held in any accounts with respect to which any Manager or any Affiliate thereof exercises discretionary voting authority; provided, further, that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or vote, only Series 2025-1 Class A-2 Notes as described under clause (x) or (y) above that a Trust Officer actually knows to be so owned shall be so disregarded; and (B) Series 2025-1 Class A-2 Notes owned in the manner indicated in clause (x) or (y) above that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Series 2025-1 Class A-2 Notes and that the pledgee is not a Securitization Entity or any other obligor or any Manager, an Affiliate thereof, or an account for which any Manager or an Affiliate of any Manager exercises discretionary voting authority. “Permanent Regulation S Global Notes” has the meaning set forth in Section 4.2(b)(ii) of this Series 2025-1 Supplement. “Prepayment Consideration End Date” has the meaning set forth in Section 3.6(e) of this Series 2025-1 Supplement. “Prepayment Notice” has the meaning set forth in Section 3.6(g)(i) of this Series 2025-1 Supplement. “Prepayment Record Date” means, with respect to the date of any Series 2025-1 Prepayment, the Business Day prior to the date of such Series 2025-1 Prepayment.

A-4 “Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule 144A. “Rating Agencies” means S&P and/or KBRA, as applicable, and any successor or successors thereto. In the event that at any time the rating agencies rating the Series 2025-1 Notes do not include S&P or KBRA, references to rating categories of such former Rating Agency in this Series 2025-1 Supplement shall be deemed instead to be references to the equivalent categories of such other rating agency as then is rating the Series 2025-1 Notes as of the most recent date on which such other rating agency and such former Rating Agency’s published ratings for the type of security in respect of which such alternative rating agency is used. “Regulation S” means Regulation S promulgated under the Securities Act. “Regulation S Global Notes” means, collectively, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes. “Restricted Period” means, with respect to any Series 2025-1 Class A-2 Notes sold pursuant to Regulation S, the period commencing on such Series 2025-1 Closing Date and ending on the 40th day after the Series 2025-1 Closing Date. “Rule 144A” means Rule 144A promulgated under the Securities Act. “Rule 144A Global Notes” has the meaning set forth in Section 4.2(b)(i) of this Series 2025-1 Supplement. “S&P” means S&P Global Ratings. “Series 2025-1 Class A-2 Distribution Account” has the meaning set forth in Section 3.8(a) of this Series 2025-1 Supplement. For purposes of the Base Indenture, the “Series 2025-1 Class A-2 Distribution Account” shall be deemed to be a “Series Distribution Account”. “Series 2025-1 Class A-2 Non-Amortization Test” means a test that will be satisfied on any Quarterly Payment Date (the “Reference Payment Date”) prior to the Series 2025-1 Anticipated Repayment Date only if the level of the Senior Leverage Ratio is less than or equal to 5.00x as calculated on the Quarterly Calculation Date immediately preceding the Reference Payment Date. For purposes of the Base Indenture, the “Series 2025-1 Class A-2 Non- Amortization Test” shall be deemed to be a “Series Non-Amortization Test”. “Series 2025-1 Class A-2 Note Owner” means, with respect to a Series 2025-1 Class A-2 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book- Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency). “Series 2025-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated as of September 16, 2025, by and among Barclays Capital Inc., on behalf of itself and as representative of the Initial Purchasers, the Co-Issuers, the Guarantors, the Managers,

A-5 and Driven Brands Holdings Inc., as amended, supplemented or otherwise modified from time to time. “Series 2025-1 Class A-2 Noteholder” means the Person in whose name a Series 2025-1 Class A-2 Note is registered in the Note Register. “Series 2025-1 Class A-2 Note Rate” means 5.296% per annum. For purposes of the Base Indenture, the “Series 2025-1 Class A-2 Note Rate” shall be deemed to be a “Note Rate”. “Series 2025-1 Class A-2 Notes” has the meaning specified in the “Designation” of this Series 2025-1 Supplement. “Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration” means the amount (not less than zero) calculated by the Managers on behalf of the Co-Issuers equal to (i) the discounted present value as of a date not earlier than the fifth (5th) Business Day prior to the date of any relevant prepayment of the Series 2025-1 Class A-2 Notes (each, a “Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration Calculation Date”) of all future installments of interest (excluding any interest required to be paid on the related Series 2025-1 Prepayment Date) on and principal of the Series 2025-1 Class A-2 Notes that the Co-Issuers would otherwise be required to pay on the Series 2025-1 Class A-2 Notes (or such portion thereof to be prepaid) from the date of such prepayment to and including the Prepayment Consideration End Date, assuming principal payments are made pursuant to the then-applicable schedule of payments (giving effect to any ratable reductions in the Series 2025-1 Class A-2 Notes Scheduled Principal Payments due to optional and mandatory prepayments, including prepayments in connection with a Rapid Amortization Event and cancellations of repurchased Notes prior to the date of such prepayment and assuming no future prepayments are to be made in connection with a Rapid Amortization Event) and the entire remaining unpaid principal amount of the Series 2025-1 Class A-2 Notes or portion thereof is paid on the Prepayment Consideration End Date minus (ii) the Outstanding Principal Amount of the Series 2025-1 Class A-2 Notes (or portion thereof) being prepaid. For the purposes of the calculation of the discounted present value in clause (i) above, such present value shall be determined by the Managers using a discount rate equal to the sum of (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration Calculation Date, of the United States Treasury Security having a maturity closest to the Prepayment Consideration End Date plus (y) 0.50%. For purposes of the Base Indenture, “Series 2025-1 Make-Whole Prepayment Consideration” shall be deemed to be a “Prepayment Consideration”. “Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration Calculation Date” has the meaning set forth in the definition of “Series 2025-1 Make-Whole Prepayment Consideration”. “Series 2025-1 Class A-2 Notes Optional Scheduled Principal Payment” means each principal payment made on each Quarterly Payment Date to the extent the Series 2025-1 Class A-2 Non-Amortization Test is satisfied for such Quarterly Payment Date, at the election of the Co-Issuers, in an amount not to exceed the Series 2025-1 Class A-2 Notes Scheduled Principal Payments Amounts that would otherwise be due on such Quarterly Payment Date if the Series 2025-1 Class A-2 Non-Amortization Test was not satisfied.

A-6 “Series 2025-1 Class A-2 Notes Scheduled Principal Payment” means any payment of principal made pursuant to Section 3.2(f) of this Series 2025-1 Supplement. For purposes of the Base Indenture, the “Series 2025-1 Scheduled Principal Payments” shall be deemed to be “Scheduled Principal Payments”. “Series 2025-1 Class A-2 Notes Scheduled Principal Payment Deficiency Amount” means the amount, if positive, equal to the difference between (i) the Series 2025-1 Class A-2 Notes Scheduled Principal Payments Amounts due and payable, if any, on the related any Quarterly Payment Date plus any Series 2025-1 Class A-2 Notes Scheduled Principal Payments Amounts due but unpaid from any previous Quarterly Payment Dates and (ii) the amount of funds on deposit in the Senior Notes Principal Payment Accounts of the Co-Issuers with respect to the Series 2025-1 Class A-2 Notes (assuming for any Weekly Allocation Date within the Initial Currency Conversion Election Period, any Canadian Dollar amounts on deposit in any Senior Notes Principal Payment Account are settled pursuant to a Currency Conversion to U.S. Dollars as of such Weekly Allocation Date (based on the Spot Rate for any Currency Conversion settled for such Weekly Allocation Date or otherwise calculated based on the Deemed Spot Rate)). “Series 2025-1 Class A-2 Notes Scheduled Principal Payments Amounts” means, with respect to any Quarterly Payment Date commencing with the Quarterly Payment Date occurring in January 2026, an amount equal to 0.25% of the Series 2025-1 Initial Principal Amount (i.e., based on 1.0% of the Series 2025-1 Initial Principal Amount per annum) of the Series 2025- 1 Class A-2 Notes; provided, that Series 2025-1 Class A-2 Notes Scheduled Principal Payments Amounts will only be due and payable on a Quarterly Payment Date if (i) the Series 2025-1 Class A-2 Non-Amortization Test is not satisfied with respect to the previous Quarterly Payment Date and (ii) such Quarterly Payment Date is prior to the Series 2025-1 Anticipated Repayment Date; provided, further, that, in connection with any optional prepayment of principal of the Series 2025- 1 Class A-2 Notes, any prepayment of the Series 2025-1 Class A-2 Notes due to payments of Indemnification Amounts, Release Prices, Asset Disposition Proceeds or Insurance/Condemnation Proceeds or a Rapid Amortization Event or in connection with any repurchase and cancellation of any Series 2025-1 Class A-2 Notes, the Series 2025-1 Class A-2 Notes Scheduled Principal Payments Amounts for each remaining Quarterly Payment Date will be reduced ratably based on the amount of such prepayment or repurchase relative to the Outstanding Principal Amount of the Series 2025-1 Class A-2 Notes immediately prior to such prepayment or repurchase. “Series 2025-1 Class A-2 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2025-1 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to a Series 2025-1 Class A-2 Notes Scheduled Principal Payment, a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series 2025-1 Class A-2 Noteholders with respect to Series 2025-1 Class A-2 Notes on or prior to such date. For purposes of the Base Indenture, the “Series 2025-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.” “Series 2025-1 Class A-2 Prepayment” has the meaning set forth in Section 3.6(e) of this Series 2025-1 Supplement. “Series 2025-1 Class A-2 Quarterly Interest” means with respect to a Quarterly payment date, an amount equal to the sum of (a) the accrued interest at the Series 2025-1 Class A-

A-7 2 Note Rate on the Outstanding Principal Amount of the Series 2025-1 Class A-2 Notes (as of the first day of the related Interest Accrual Period or, if such day is the Series 2025-1 Closing Date, as of the Series 2025-1 Closing Date, after giving effect to all payments of principal made to such Noteholders as of such day or Quarterly Payment Date, as applicable, and also giving effect to repurchases and cancellations of Series 2025-1 Class A-2 Notes during such Interest Accrual Period), calculated on a 30/360 Basis, and (b) the amount of any accrued and unpaid Series 2025- 1 Quarterly Interest from any preceding Interest Accrual Periods. Such accrued interest will be due and payable in arrears on each Quarterly Payment Date. To the extent that such interest is not paid on any applicable Quarterly Payment Date, such unpaid amount will accrue interest to the extent legally permissible at the Series 2025-1 Default Rate. For purposes of the Base Indenture, “Series 2025-1 Quarterly Interest” shall be deemed to be a “Senior Notes Quarterly Interest Amount”. “Series 2025-1 Closing Date” means October 20, 2025. For purposes of the Base Indenture, the “Series 2025-1 Closing Date” shall be deemed to be a “Series Closing Date”. “Series 2025-1 Default Rate” means the Series 2025-1 Class A-2 Note Rate. For purposes of the Base Indenture, the “Series 2025-1 Default Rate” shall be deemed to be the “Default Rate”. “Series 2025-1 Distribution Account” means the Series 2025-1 Class A-2 Distribution Account. “Series 2025-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2025-1 Class A-2 Notes. “Series 2025-1 Final Payment Date” means the date on which the Series 2025-1 Final Payment is made. “Series 2025-1 Global Notes” means, collectively, the Regulation S Global Notes and the Rule 144A Global Notes. “Series 2025-1 Ineligible Account” has the meaning set forth in Section 3.11 of this Series 2025-1 Supplement. “Series 2025-1 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2025-1 Class A-2 Notes, which is $500,000,000. For purposes of the Base Indenture, the “Series 2025-1 Initial Principal Amount” shall be deemed to be an “Initial Principal Amount”. “Series 2025-1 Legal Final Maturity Date” means the Quarterly Payment Date occurring in October 2055. For purposes of the Base Indenture, the “Series 2025-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date”. “Series 2025-1 Noteholders” means the Series 2025-1 Class A-2 Noteholders. “Series 2025-1 Note Owner” means, with respect to a Series 2025-1 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected

A-8 on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency). “Series 2025-1 Notes” means the Series 2025-1 Class A-2 Notes. “Series 2025-1 Outstanding Principal Amount” means, with respect to any date, the Series 2025-1 Class A-2 Outstanding Principal Amount. “Series 2025-1 Prepayment” means a Series 2025-1 Class A-2 Prepayment. “Series 2025-1 Prepayment Amount” means the aggregate principal amount of the applicable Class of Notes to be prepaid on any Series 2025-1 Prepayment Date, together with all accrued and unpaid interest thereon to such date. “Series 2025-1 Prepayment Date” means the date on which any Series 2025-1 Class A-2 Prepayment is made, which shall be, with respect to any Series 2025-1 Prepayment pursuant to Section 3.6(f), the date specified as such in the applicable Prepayment Notice and, with respect to any Series 2025-1 Prepayment made during a Rapid Amortization Period pursuant to Section 3.6(d)(i) or pursuant to Section 3.6(i), the immediately succeeding Quarterly Payment Date. “Series 2025-1 Quarterly Interest” means the Series 2025-1 Class A-2 Quarterly Interest. “Series 2025-1 Quarterly Post-ARD Additional Interest” has the meaning set forth in Section 3.5(b)(i) of this Series 2025-1 Supplement. For purposes of the Base Indenture, Series 2025-1 Quarterly Post-ARD Additional Interest shall be deemed to be “Senior Notes Accrued Quarterly Post-ARD Additional Interest Amounts”. “Series 2025-1 Quarterly Post-ARD Additional Interest Rate” has the meaning set forth in Section 3.5(b)(i) of this Series 2025-1 Supplement. “Series 2025-1 Securities Intermediary” has the meaning set forth in Section 3.9(a) of this Series 2025-1 Supplement. “Series 2025-1 Supplement” means the Series 2025-1 Supplement, dated as of the Series 2025-1 Closing Date, by and among the Co-Issuers, the Trustee and the Series 2025-1 Securities Intermediary, as amended, supplemented or otherwise modified from time to time. “Similar Law” means any federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code. “Specified Rating Agencies” means S&P and KBRA. “STAMP” has the meaning set forth in Section 4.3(a) of this Series 2025-1 Supplement.

A-9 “Temporary Regulation S Global Notes” has the meaning set forth in Section 4.2(b)(ii) of this Series 2025-1 Supplement. “U.S. Person” has the meaning set forth in Section 4.2(a) of this Series 2025-1 Supplement.

Exhibits to Series 2025-1 Supplement A-1-1-1 EXHIBIT A-1-1 THIS RULE 144A GLOBAL SERIES 2025-1 CLASS A-2 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION. THIS RULE 144A GLOBAL SERIES 2025-1 CLASS A-2 NOTE HAS NOT BEEN AND WILL NOT BE QUALIFIED FOR DISTRIBUTION TO THE PUBLIC UNDER THE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA. THIS RULE 144A GLOBAL SERIES 2025- 1 CLASS A-2 NOTE MAY NOT BE OFFERED OR SOLD IN CANADA, DIRECTLY OR INDIRECTLY. NEITHER DRIVEN BRANDS FUNDING, LLC (THE “ISSUER”) NOR DRIVEN BRANDS CANADA FUNDING CORPORATION (THE “CANADIAN CO- ISSUER”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO A CO- ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER AND IS NOT A COMPETITOR OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON OR A COMPETITOR, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES, ANY APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA AND ANY OTHER RELEVANT JURISDICTION. BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT A CO- ISSUER OR AN AFFILIATE OF THE CO-ISSUERS) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

Exhibits to Series 2025-1 Supplement A-1-1-2 EACH PERSON (IF NOT A CO-ISSUER OR AN AFFILIATE OF THE CO-ISSUERS) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A TEMPORARY REGULATION S GLOBAL NOTE OR A PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO ANY CO-ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO- ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR. UNLESS PERMITTED UNDER THE APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA, THE HOLDER OF THIS NOTE MUST NOT RESELL THIS NOTE IN CANADA BEFORE THE DATE THAT IS 4 MONTHS AND ONE DAY AFTER THE LATER OF (A) THE ORIGINAL ISSUE DATE OF THE NOTES AND (B) THE DATE ON WHICH BOTH THE CO-ISSUERS BECOME REPORTING ISSUERS UNDER THE APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA. IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR. BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION,

Exhibits to Series 2025-1 Supplement A-1-1-3 ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL, STATE, PROVINCIAL BANKRUPTCY, INSOLVENCY OR SIMILAR LAW. THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO A CO- ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

Exhibits to Series 2025-1 Supplement A-1-1-4 THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE. FORM OF RULE 144A GLOBAL SERIES 2025-1 CLASS A-2 NOTE No. R-[___] up to $[_______] SEE REVERSE FOR CERTAIN CONDITIONS CUSIP Number: 26209X AK7 ISIN Number: US26209XAK72 Common Code: 318962375 DRIVEN BRANDS FUNDING, LLC DRIVEN BRANDS CANADA FUNDING CORPORATION SERIES 2025-1 5.296% FIXED RATE SENIOR SECURED NOTES, CLASS A-2 DRIVEN BRANDS FUNDING, LLC, a limited liability company formed under the laws of the State of Delaware (the “Issuer”) and DRIVEN BRANDS CANADA FUNDING CORPORATION, a corporation formed under the laws of Canada (the “Canadian Co-Issuer” and together with the Issuer, the “Co-Issuers” and each, a “Co-Issuer”), for value received, hereby promise to pay to CEDE & CO., or registered assigns, up to the principal sum of [______] DOLLARS ($[______]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in October 2055 (the “Series 2025-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Rule 144A Global Series 2025-1 Class A-2 Note (this “Note”) at the Series 2025-1 Class A-2 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each April, July, October and January, commencing January 20, 2026 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Series 2025-1 Closing Date to but excluding the 20th day of the calendar month that includes the first Quarterly Payment Date and (ii) thereafter, any period commencing on and including the 20th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 20th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay additional interest on this Note at the Series 2025-1 Quarterly Post-ARD Additional Interest

Exhibits to Series 2025-1 Supplement A-1-1-5 Rate, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture. This Note is subject to mandatory and optional prepayment as set forth in the Indenture. Interests in this Note are exchangeable or transferable in whole or in part for interests in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2(c) of the Series 2025-1 Supplement. Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co- Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Driven Brands. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern. Subject to the following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture. Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, facsimile or electronic signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose. [Remainder of page intentionally left blank]

Exhibits to Series 2025-1 Supplement A-1-1-6 IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer. Date: DRIVEN BRANDS FUNDING, LLC, as Co-Issuer By: Name: Title: DRIVEN BRANDS CANADA FUNDING CORPORATION, as Co-Issuer By: Name: Title:

Exhibits to Series 2025-1 Supplement A-1-1-7 CERTIFICATE OF AUTHENTICATION This is one of the Series 2025-1 Class A-2 Notes issued under the within mentioned Indenture. CITIBANK, N.A., as Trustee By: Name: Title: Authorized Signatory

Exhibits to Series 2025-1 Supplement A-1-1-8 [REVERSE OF NOTE] This Note is one of a duly authorized issue of Series 2025-1 Class A-2 Notes of the Co- Issuers designated as its Series 2025-1 5.296% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2025-1 Class A-2 Notes”), all issued under (i) the Second Amended and Restated Base Indenture, dated as of October 20, 2025 (such Base Indenture, as amended, restated, amended and restated, supplemented or modified, and as may be further amended, restated, amended and restated, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2025-1 Supplement to the Base Indenture, dated as of October 20, 2025 (the “Series 2025-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2025-1 securities intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein as the “Indenture”. The Series 2025-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended. The Series 2025-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture. The Notes will be issued in minimum denominations of $25,000 and in any whole number denomination in excess thereof. As provided for in the Indenture, the Series 2025-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2025-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration in connection with a mandatory or optional prepayment of the Series 2025-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Legal Final Maturity Date. All payments of principal of the Series 2025-1 Class A-2 Notes will be made pro rata to the Series 2025-1 Class A-2 Noteholders entitled thereto. Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be. Interest and additional interest, if any, will each accrue on the Series 2025-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2025-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture. Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

Exhibits to Series 2025-1 Supplement A-1-1-9 If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture. Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee. As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Co-Issuers and the Registrar duly executed by, the Series 2025-1 Class A-2 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange. Each Series 2025-1 Class A-2 Noteholder, by acceptance of a Series 2025-1 Class A-2 Note, covenants and agrees by accepting the benefits of the Indenture that, prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2025-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document. It is the intent of the Co-Issuers and each Series 2025-1 Class A-2 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2025-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2025-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes, and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity. The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2025-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2025-1 Class A-2 Noteholders under the

Exhibits to Series 2025-1 Supplement A-1-1-10 Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2025-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2025-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2025-1 Class A-2 Noteholder and upon all future Series 2025-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, a Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) shall not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any applicable Similar Law. The term “Co-Issuer” as used in this Note includes any successor or assignee to a Co-Issuer under the Base Indenture. The Series 2025-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein. This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate and in the coin or currency herein prescribed.

Exhibits to Series 2025-1 Supplement A-1-1-11 ASSIGNMENT Social Security or taxpayer I.D. or other identifying number of assignee: FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________________________________________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises. Dated: By: 1 Signature Guaranteed: 1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exhibits to Series 2025-1 Supplement A-1-1-12 SCHEDULE OF EXCHANGES IN RULE 144A GLOBAL SERIES 2025-1 CLASS A-2 NOTE The initial principal balance of this Rule 144A Global Series 2025-1 Class A-2 Note is $500,000,000. The following exchanges of an interest in this Rule 144A Global Series 2025-1 Class A-2 Note for an interest in a corresponding Temporary Regulation S Global Series 2025-1 Class A-2 Note or a Permanent Regulation S Global Series 2025-1 Class A-2 Note have been made: Date Amount of Increase (or Decrease) in the Principal Amount of this Rule 144A Global Note Remaining Principal Amount of this Rule 144A Global Note following the Increase or Decrease Signature of Authorized Officer of Trustee or Registrar

Exhibits to Series 2025-1 Supplement A-1-2-1 EXHIBIT A-1-2 THIS TEMPORARY REGULATION S GLOBAL SERIES 2025-1 CLASS A-2 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION. THIS TEMPORARY REGULATION S GLOBAL SERIES 2025-1 CLASS A- 2 NOTE HAS NOT BEEN AND WILL NOT BE QUALIFIED FOR DISTRIBUTION TO THE PUBLIC UNDER THE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA. THIS TEMPORARY REGULATION S GLOBAL SERIES 2025-1 CLASS A-2 NOTE MAY NOT BE OFFERED OR SOLD IN CANADA, DIRECTLY OR INDIRECTLY. NEITHER DRIVEN BRANDS FUNDING, LLC (THE “ISSUER”) NOR DRIVEN BRANDS CANADA FUNDING CORPORATION (THE “CANADIAN CO-ISSUER”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO A CO-ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER AND IS NOT A COMPETITOR OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON OR A COMPETITOR, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES, ANY APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA AND ANY OTHER RELEVANT JURISDICTION. BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT A CO- ISSUER OR AN AFFILIATE OF THE CO-ISSUERS) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

Exhibits to Series 2025-1 Supplement A-1-2-2 EACH PERSON (IF NOT A CO-ISSUER OR AN AFFILIATE OF THE CO-ISSUERS) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE OR A PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO ANY CO-ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO- ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR. UNLESS PERMITTED UNDER THE APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA, THE HOLDER OF THIS NOTE MUST NOT RESELL THIS NOTE IN CANADA BEFORE THE DATE THAT IS 4 MONTHS AND ONE DAY AFTER THE LATER OF (A) THE ORIGINAL ISSUE DATE OF THE NOTES AND (B) THE DATE ON WHICH BOTH THE CO-ISSUERS BECOME REPORTING ISSUERS UNDER THE APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA. IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR. BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER

Exhibits to Series 2025-1 Supplement A-1-2-3 PROCEEDINGS, UNDER ANY FEDERAL, STATE, PROVINCIAL BANKRUPTCY, INSOLVENCY OR SIMILAR LAW. UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR A CO-ISSUER OR AN AFFILIATE OF THE CO-ISSUERS, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A HOLDER THAT IS NOT A “U.S. PERSON” OR TO A CO-ISSUER OR AN AFFILIATE OF THE CO-ISSUERS AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT. THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO A CO- ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

Exhibits to Series 2025-1 Supplement A-1-2-4 THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE. FORM OF TEMPORARY REGULATION S GLOBAL SERIES 2025-1 CLASS A-2 NOTE No. S-[_] up to $[______] SEE REVERSE FOR CERTAIN CONDITIONS CUSIP Number: U26488 AF0 ISIN Number: USU26488AF02 Common Code: 318962448 DRIVEN BRANDS FUNDING, LLC DRIVEN BRANDS CANADA FUNDING CORPORATION SERIES 2025-1 5.296% FIXED RATE SENIOR SECURED NOTES, CLASS A-2 DRIVEN BRANDS FUNDING, LLC, a limited liability company formed under the laws of the State of Delaware (the “Issuer”) and DRIVEN BRANDS CANADA FUNDING CORPORATION, a corporation formed under the laws of Canada (the “Canadian Co-Issuer” and together with the Issuer, the “Co-Issuers” and each, a “Co-Issuer”), for value received, hereby promise to pay to CEDE & CO., or registered assigns, up to the principal sum of [______] DOLLARS ($[______]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in October 2055 (the “Series 2025-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Temporary Regulation S Global Series 2025-1 Class A-2 Note (this “Note”) at the Series 2025-1 Class A-2 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each April, July, October and January, commencing January 20, 2026 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Series 2025-1 Closing Date to but excluding the 20th day of the calendar month that includes the first Quarterly Payment Date and (ii) thereafter, any period commencing on and including the 20th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 20th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co- Issuers shall also pay additional interest on this Note at the Series 2025-1 Quarterly Post-ARD Additional Interest Rate, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

Exhibits to Series 2025-1 Supplement A-1-2-5 The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture. This Note is subject to mandatory and optional prepayment as set forth in the Indenture. Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2(c) of the Series 2025-1 Supplement. Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co- Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Driven Brands. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern. Subject to the following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture. Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, facsimile or electronic signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose. [Remainder of page intentionally left blank]

Exhibits to Series 2025-1 Supplement A-1-2-6 IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer. Date: DRIVEN BRANDS FUNDING, LLC, as Co-Issuer By: Name: Title: DRIVEN BRANDS CANADA FUNDING CORPORATION, as Co-Issuer By: Name: Title:

Exhibits to Series 2025-1 Supplement A-1-2-7 CERTIFICATE OF AUTHENTICATION This is one of the Series 2025-1 Class A-2 Notes issued under the within mentioned Indenture. CITIBANK, N.A., as Trustee By: Name: Title: Authorized Signatory

Exhibits to Series 2025-1 Supplement A-1-2-8 [REVERSE OF NOTE] This Note is one of a duly authorized issue of Series 2025-1 Class A-2 Notes of the Co- Issuers designated as its Series 2025-1 5.296% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2025-1 Class A-2 Notes”), all issued under (i) the Second Amended and Restated Base Indenture, dated as of October 20, 2025 (such Base Indenture, as amended, restated, amended and restated, supplemented or modified, and as may be further amended, restated, amended and restated, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2025-1 Supplement to the Base Indenture, dated as of October 20, 2025 (as amended, restated, amended and restated or modified, the “Series 2025-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2025-1 securities intermediary. The Base Indenture and the Series 2025- 1 Supplement are referred to herein as the “Indenture”. The Series 2025-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended. The Series 2025-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture. The Notes will be issued in minimum denominations of $25,000 and in any whole number denomination in excess thereof. As provided for in the Indenture, the Series 2025-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2025-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration in connection with a mandatory or optional prepayment of the Series 2025-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Legal Final Maturity Date. All payments of principal of the Series 2025-1 Class A-2 Notes will be made pro rata to the Series 2025-1 Class A-2 Noteholders entitled thereto. Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be. Interest and additional interest, if any, will each accrue on the Series 2025-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2025-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture. Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

Exhibits to Series 2025-1 Supplement A-1-2-9 If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture. Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee. As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Co-Issuers and the Registrar duly executed by, the Series 2025-1 Class A-2 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange. Each Series 2025-1 Class A-2 Noteholder, by acceptance of a Series 2025-1 Class A-2 Note, covenants and agrees by accepting the benefits of the Indenture that, prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2025-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document. It is the intent of the Co-Issuers and each Series 2025-1 Class A-2 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2025-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2025-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes, and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity. The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2025-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2025-1 Class A-2 Noteholders under the

Exhibits to Series 2025-1 Supplement A-1-2-10 Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2025-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2025-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2025-1 Class A-2 Noteholder and upon all future Series 2025-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, a Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) shall not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any applicable Similar Law. The term “Co-Issuer” as used in this Note includes any successor or assignee to a Co-Issuer under the Base Indenture. The Series 2025-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein. This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate and in the coin or currency herein prescribed.

Exhibits to Series 2025-1 Supplement A-1-2-11 ASSIGNMENT Social Security or taxpayer I.D. or other identifying number of assignee: FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________________________________________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises. Dated: By: 1 Signature Guaranteed: 1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exhibits to Series 2025-1 Supplement A-1-2-12 SCHEDULE OF EXCHANGES IN TEMPORARY REGULATION S GLOBAL SERIES 2025-1 CLASS A-2 NOTE The initial principal balance of this Temporary Regulation S Global Series 2025-1 Class A-2 Note is $[______]. The following exchanges of an interest in this Temporary Regulation S Global Series 2025-1 Class A-2 Note for an interest in a corresponding Rule 144A Global Series 2025-1 Class A-2 Note or a Permanent Regulation S Global Series 2025-1 Class A-2 Note have been made: Date Amount of Increase (or Decrease) in the Principal Amount of this Temporary Regulation S Global Note Remaining Principal Amount of this Temporary Regulation S Global Note following the Increase or Decrease Signature of Authorized Officer of Trustee or Registrar

Exhibits to Series 2025-1 Supplement A-1-3-1 EXHIBIT A-1-3 THIS PERMANENT REGULATION S GLOBAL SERIES 2025-1 CLASS A-2 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION. THIS PERMANENT REGULATION S GLOBAL SERIES 2025-1 CLASS A- 2 NOTE HAS NOT BEEN AND WILL NOT BE QUALIFIED FOR DISTRIBUTION TO THE PUBLIC UNDER THE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA. THIS PERMANENT REGULATION S GLOBAL SERIES 2025-1 CLASS A-2 NOTE MAY NOT BE OFFERED OR SOLD IN CANADA, DIRECTLY OR INDIRECTLY. NEITHER DRIVEN BRANDS FUNDING, LLC (THE “ISSUER”) NOR DRIVEN BRANDS CANADA FUNDING CORPORATION (THE “CANADIAN CO-ISSUER”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO A CO-ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER AND IS NOT A COMPETITOR OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON OR A COMPETITOR, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES, ANY APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA AND ANY OTHER RELEVANT JURISDICTION. BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT A CO- ISSUER OR AN AFFILIATE OF THE CO-ISSUERS) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

Exhibits to Series 2025-1 Supplement A-1-3-2 EACH PERSON (IF NOT A CO-ISSUER OR AN AFFILIATE OF THE CO-ISSUERS) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A TEMPORARY REGULATION S GLOBAL NOTE OR A RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO ANY CO-ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO- ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR. UNLESS PERMITTED UNDER THE APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA, THE HOLDER OF THIS NOTE MUST NOT RESELL THIS NOTE IN CANADA BEFORE THE DATE THAT IS 4 MONTHS AND ONE DAY AFTER THE LATER OF (A) THE ORIGINAL ISSUE DATE OF THE NOTES AND (B) THE DATE ON WHICH BOTH THE CO-ISSUERS BECOME REPORTING ISSUERS UNDER THE APPLICABLE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA. IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR. BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER

Exhibits to Series 2025-1 Supplement A-1-3-3 PROCEEDINGS, UNDER ANY FEDERAL, STATE, PROVINCIAL BANKRUPTCY, INSOLVENCY OR SIMILAR LAW. THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO A CO- ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

Exhibits to Series 2025-1 Supplement A-1-3-4 THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE. FORM OF PERMANENT REGULATION S GLOBAL SERIES 2025-1 CLASS A-2 NOTE No. U-[_] up to $[______] SEE REVERSE FOR CERTAIN CONDITIONS CUSIP Number: U26488 AF0 ISIN Number: USU26488AF02 Common Code: 318962448 DRIVEN BRANDS FUNDING, LLC DRIVEN BRANDS CANADA FUNDING CORPORATION SERIES 2025-1 5.296% FIXED RATE SENIOR SECURED NOTES, CLASS A-2 DRIVEN BRANDS FUNDING, LLC, a limited liability company formed under the laws of the State of Delaware (the “Issuer”) and DRIVEN BRANDS CANADA FUNDING CORPORATION, a corporation formed under the laws of Canada (the “Canadian Co-Issuer” and together with the Issuer, the “Co-Issuers” and each, a “Co-Issuer”), for value received, hereby promise to pay to CEDE & CO., or registered assigns, up to the principal sum of [______] DOLLARS ($[______]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in October 2055 (the “Series 2025-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Permanent Regulation S Global Series 2025-1 Class A-2 Note (this “Note”) at the Series 2025-1 Class A-2 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each April, July, October and January, commencing January 20, 2026 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Series 2025-1 Closing Date to but excluding the 20th day of the calendar month that includes the first Quarterly Payment Date and (ii) thereafter, any period commencing on and including the 20th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 20th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co- Issuers shall also pay additional interest on this Note at the Series 2025-1 Quarterly Post-ARD Additional Interest Rate, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

Exhibits to Series 2025-1 Supplement A-1-3-5 The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture. This Note is subject to mandatory and optional prepayment as set forth in the Indenture. Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2(c) of the Series 2025-1 Supplement. Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co- Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Driven Brands. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern. Subject to the following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture. Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, facsimile or electronic signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose. [Remainder of page intentionally left blank]

Exhibits to Series 2025-1 Supplement A-1-3-6 IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer. Date: DRIVEN BRANDS FUNDING, LLC, as Co-Issuer By: Name: Title: DRIVEN BRANDS CANADA FUNDING CORPORATION, as Co-Issuer By: Name: Title:

Exhibits to Series 2025-1 Supplement A-1-3-7 CERTIFICATE OF AUTHENTICATION This is one of the Series 2025-1 Class A-2 Notes issued under the within mentioned Indenture. CITIBANK, N.A., as Trustee By: Name: Title: Authorized Signatory

Exhibits to Series 2025-1 Supplement A-1-3-8 [REVERSE OF NOTE] This Note is one of a duly authorized issue of Series 2025-1 Class A-2 Notes of the Co- Issuers designated as its Series 2025-1 5.296% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2025-1 Class A-2 Notes”), all issued under (i) the Second Amended and Restated Base Indenture, dated as of October 20, 2025 (such Base Indenture, as amended, restated, amended and restated, supplemented or modified, and as may be further amended, restated, amended and restated, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2025-1 Supplement to the Base Indenture, dated as of October 20, 2025 (as amended, restated, amended and restated, supplemented or modified, the “Series 2025-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2025-1 securities intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein as the “Indenture”. The Series 2025-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended. The Series 2025-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture. The Notes will be issued in minimum denominations of $25,000 and in any whole number denomination in excess thereof. As provided for in the Indenture, the Series 2025-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2025-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2025-1 Class A-2 Notes Make-Whole Prepayment Consideration in connection with a mandatory or optional prepayment of the Series 2025-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Legal Final Maturity Date. All payments of principal of the Series 2025-1 Class A-2 Notes will be made pro rata to the Series 2025-1 Class A-2 Noteholders entitled thereto. Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be. Interest and additional interest, if any, will each accrue on the Series 2025-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2025-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture. Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

Exhibits to Series 2025-1 Supplement A-1-3-9 If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture. Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee. As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Co-Issuers and the Registrar duly executed by, the Series 2025-1 Class A-2 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange. Each Series 2025-1 Class A-2 Noteholder, by acceptance of a Series 2025-1 Class A-2 Note, covenants and agrees by accepting the benefits of the Indenture that, prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2025-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document. It is the intent of the Co-Issuers and each Series 2025-1 Class A-2 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2025-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2025-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes, and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity. The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2025-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2025-1 Class A-2 Noteholders under the

Exhibits to Series 2025-1 Supplement A-1-3-10 Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2025-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2025-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2025-1 Class A-2 Noteholder and upon all future Series 2025-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, a Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) shall not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any applicable Similar Law. The term “Co-Issuer” as used in this Note includes any successor or assignee to a Co-Issuer under the Base Indenture. The Series 2025-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein. This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate and in the coin or currency herein prescribed.

Exhibits to Series 2025-1 Supplement A-1-3-11 ASSIGNMENT Social Security or taxpayer I.D. or other identifying number of assignee: FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________________________________________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises. Dated: By: 1 Signature Guaranteed: 1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exhibits to Series 2025-1 Supplement A-1-3-12 SCHEDULE OF EXCHANGES IN PERMANENT REGULATION S GLOBAL SERIES 2025-1 CLASS A-2 NOTE The initial principal balance of this Permanent Regulation S Global Series 2025-1 Class A-2 Note is $[______]. The following exchanges of an interest in this Permanent Regulation S Global Series 2025-1 Class A-2 Note for an interest in a corresponding Rule 144A Global Series 2025-1 Class A-2 Note have been made: Date Amount of Increase (or Decrease) in the Principal Amount of this Permanent Regulation S Global Note Remaining Principal Amount of this Permanent Regulation S Global Note following the Increase or Decrease Signature of Authorized Officer of Trustee or Registrar

Exhibits to Series 2025-1 Supplement B-1-1 EXHIBIT B-1 FORM OF TRANSFER CERTIFICATE FOR TRANSFERS OF INTERESTS IN RULE 144A GLOBAL NOTES TO INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES Citibank, N.A., as Trustee 480 Washington Boulevard, 16th Floor Jersey City, NJ 07310 Attention: Securities Window–Driven Brands Re: Driven Brands Funding, LLC; Driven Brands Canada Funding Corporation $500,000,000 Series 2025-1 5.296% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”) Reference is hereby made to (i) the Second Amended and Restated Base Indenture, dated as of October 20, 2025 (as amended, restated, amended and restated, supplemented or modified, the “Base Indenture”), among Driven Brands Funding, LLC (the “Issuer”) and Driven Brands Canada Funding Corporation (the “Canadian Co-Issuer” and together with the Issuer, the “Co- Issuers” and each, a “Co-Issuer”), and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2025-1 Supplement to the Base Indenture, dated as of October 20, 2025 (as amended, restated, amended and restated, supplemented or modified, the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2025-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture. This certificate relates to U.S. $[______] aggregate principal amount of Notes which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) U26488 AF0) in the name of Cede & Co. The undersigned [name of transferor] (the “Transferor”) is a Note Owner holding a beneficial interest in such Note who wishes to effect the transfer of such beneficial interest in such Note in exchange for an equivalent beneficial interest in a Temporary Regulation S Global Note in the name of [______] [name of transferee] (the “Transferee”). In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum, dated September 16, 2025, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor. In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Registrar and the Trustee that either the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer or: 1. the offer of the Notes was not made to a Person in the United States;

Exhibits to Series 2025-1 Supplement B-1-2 2. at the time the buy order was originated, the Transferee was outside the United States; 3. no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable; 4. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S; 5. the Transferee is not a U.S. Person (as defined in Regulation S); 6. if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1) of Regulation S are applicable thereto, the Transferee confirms that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be; 7. the Transferee is not purchasing such Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person; 8. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes; 9. the Transferee understands that the Managers, the Co-Issuers, the Trustee and the Servicer may receive a list of participants holding positions in the Notes from one or more book- entry depositories. It agrees that none of the Trustee, the Co-Issuers, the Managers, the Servicer nor any of their respective agents will be held accountable by reason of any disclosure of any such information as to the names and addresses of the noteholders in the register maintained by the Trustee; 10. the Transferee understands that the Managers, the Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Permitted Recipient Certifications executed to obtain access to the Trustee’s password-protected website; 11. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes; 12. it is not a Competitor and is not purchasing for the account or benefit of a Competitor; 13. it is not a benefit plan investor or Plan that is subject to Similar Law or, if it is a benefit plan investor, its acquisition and holding of the Notes (or any interest therein) will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, if it is a Plan that is subject to Similar Law, its acquisition and holding of the Notes (or any interest therein) will not result in a violation of Similar Law, and if the Transferee is a benefit plan investor or Plan, its fiduciary will be deemed to make the same representation and warranty;

Exhibits to Series 2025-1 Supplement B-1-3 14. if it is using assets of a Plan to acquire or hold the Series 2025-1 Class A-2 Notes or any interest therein, then it further represents that none of the Co-Issuers, the Initial Purchaser, any Guarantor, the Servicer, the Back-up Manager, the Trustee, nor any other party to the Securitization Transaction, nor any of their respective affiliates (collectively, the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied upon for any advice, with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2025-1 Class A-2 Notes, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2025-1 Class A-2 Notes; and 15. it is: ____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”); or ____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code. The representations made pursuant to clause 6 above shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in clause 6 above. The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Trustee, the Registrar and the Initial Purchaser and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements in this clause and clause 6 above. Any purported transfer of the Notes (or interest therein) that does not comply with the requirements of this clause and clause 6 above shall be null and void ab initio. The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization. [Name of Transferee] By: Name: Title: Dated: Registered Name (if Nominee):

Exhibits to Series 2025-1 Supplement B-1-4 cc: Driven Brands Funding, LLC 440 S. Church Street, Suite 700 Charlotte, NC 28202 Attention: General Counsel Facsimile: (704) 376-7905 Driven Brands Canada Funding Corporation 1460 Stone Church Road E. Hamilton, ON L8W 3V3 Attention: General Counsel Facsimile: (704) 376-7905 with a copy to: 440 S. Church Street, Suite 700 Charlotte, NC 28202 Attention: General Counsel Facsimile: (704) 376-7905

Exhibits to Series 2025-1 Supplement B-2-1 EXHIBIT B-2 FORM OF TRANSFER CERTIFICATE FOR TRANSFERS OF INTERESTS IN RULE 144A GLOBAL NOTES TO INTERESTS IN PERMANENT REGULATION S GLOBAL NOTES Citibank, N.A., as Trustee 480 Washington Boulevard, 16th Floor Jersey City, NJ 07310 Attention: Securities Window–Driven Brands Re: Driven Brands Funding, LLC; Driven Brands Canada Funding Corporation $500,000,000 Series 2025-1 5.296% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”) Reference is hereby made to (i) the Second Amended and Restated Base Indenture, dated as of October 20, 2025 (as amended, restated, amended and restated, supplemented or modified, the “Base Indenture”), among Driven Brands Funding, LLC (the “Issuer”) and Driven Brands Canada Funding Corporation (the “Canadian Co-Issuer” and together with the Issuer, the “Co- Issuers” and each, a “Co-Issuer”), and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2025-1 Supplement to the Base Indenture, dated as of October 20, 2025 (as amended, restated, amended and restated, supplemented or modified, the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2025-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture. This certificate relates to U.S.$[______] aggregate principal amount of Notes which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) U26488 AF0) in the name of Cede & Co. The undersigned, [name of transferor] (the “Transferor”) is a Note Owner holding a beneficial interest in such Note who wishes to effect the transfer of such beneficial interest in such Notes in exchange for an equivalent beneficial interest in a Permanent Regulation S Global Note in the name of [______] [name of transferee] (the “Transferee”). In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum, dated September 16, 2025, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor. In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Registrar and the Trustee that either the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer or: 1. the offer of the Notes was not made to a Person in the United States;

Exhibits to Series 2025-1 Supplement B-2-2 2. at the time the buy order was originated, the Transferee was outside the United States; 3. no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable; 4. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S; 5. the Transferee is not a U.S. Person (as defined in Regulation S); 6. the Transferee is not purchasing such Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person; 7. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes; 8. the Transferee understands that the Managers, the Co-Issuers, the Trustee and the Servicer may receive a list of participants holding positions in the Notes from one or more book- entry depositories. It agrees that none of the Trustee, the Co-Issuers, the Managers, the Servicer nor any of their respective agents will be held accountable by reason of any disclosure of any such information as to the names and addresses of the noteholders in the register maintained by the Trustee; 9. the Transferee understands that the Managers, the Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Permitted Recipient Certifications executed to obtain access to the Trustee’s password-protected website; 10. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes; 11. it is not a Competitor and is not purchasing for the account or benefit of a Competitor; 12. it is not a benefit plan investor or Plan that is subject to Similar Law or, if it is a benefit plan investor, its acquisition and holding of the Notes (or any interest therein) will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, if it is a Plan that is subject to Similar Law, its acquisition and holding of the Notes (or any interest therein) will not result in a violation of Similar Law, and if the Transferee is a benefit plan investor or Plan, its fiduciary will be deemed to make the same representation and warranty; 13. if it is using assets of a Plan to acquire or hold the Series 2025-1 Class A-2 Notes or any interest therein, then it further represents that none of the Co-Issuers, the Initial Purchaser, any Guarantor, the Servicer, the Back-up Manager, the Trustee, nor any other party to the Securitization Transaction, nor any of their respective affiliates (collectively, the “Transaction

Exhibits to Series 2025-1 Supplement B-2-3 Parties”) has acted as the Plan’s fiduciary, or has been relied upon for any advice, with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2025-1 Class A-2 Notes, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2025-1 Class A-2 Notes; and 14. it is: _____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”); or _____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code. The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization. [Name of Transferee] By: Name: Title: Dated: Registered Name (if Nominee): cc: Driven Brands Funding, LLC 440 S. Church Street, Suite 700 Charlotte, NC 28202 Attention: General Counsel Facsimile: (704) 376-7905 Driven Brands Canada Funding Corporation 1460 Stone Church Road E. Hamilton, ON L8W 3V3 Attention: General Counsel Facsimile: (704) 376-7905 with a copy to:

Exhibits to Series 2025-1 Supplement B-2-4 440 S. Church Street, Suite 700 Charlotte, NC 28202 Attention: General Counsel Facsimile: (704) 376-7905

Exhibits to Series 2025-1 Supplement B-2-1 EXHIBIT B-3 FORM OF TRANSFER CERTIFICATE FOR TRANSFERS OF INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES OR PERMANENT REGULATION S GLOBAL NOTES TO INTERESTS IN RULE 144A GLOBAL NOTES Citibank, N.A., as Trustee 480 Washington Boulevard, 16th Floor Jersey City, NJ 07310 Attention: Securities Window–Driven Brands Re: Driven Brands Funding, LLC; Driven Brands Canada Funding Corporation $500,000,000 Series 2025-1 5.296% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”) Reference is hereby made to (i) the Second Amended and Restated Base Indenture, dated as of October 20, 2025 (as amended, restated, amended and restated, supplemented or modified, the “Base Indenture”), among Driven Brands Funding, LLC (the “Issuer”) and Driven Brands Canada Funding Corporation (the “Canadian Co-Issuer” and together with the Issuer, the “Co- Issuers” and each, a “Co-Issuer”), and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2025-1 Supplement to the Base Indenture, dated as of October 20, 2025 (as amended, restated, supplemented, amended and restated or otherwise modified, the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2025-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture. This certificate relates to U.S.$[______] aggregate principal amount of Notes which are held in the form of [an interest in a Temporary Regulation S Global Note with DTC][an interest in a Permanent Regulation S Global Note with DTC] (CUSIP (CINS) No. U26488 AF0) in the name of Cede & Co. The undersigned, [name of transferor] (the “Transferor”) is a Note Owner holding a beneficial interest in such Note who wishes to effect the transfer of such beneficial interest in such Notes in exchange for an equivalent beneficial interest in a Rule 144A Global Note in the name of [______] [name of transferee] (the “Transferee”). In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer or (B) such Notes are being transferred in accordance with (i) the applicable transfer restrictions set forth in the Indenture and in the Offering Memorandum, dated September 16, 2025, relating to the Notes and (ii) Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable securities laws of any state of the United States or any other jurisdiction, and that the Transferee is purchasing the Notes for its own account or one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and any such account represent, warrant and agree that either it is a Co-Issuer or an Affiliate of a Co-Issuer or: 1. it is (a) a Qualified Institutional Buyer, (b) aware that the sale to it is being made in reliance on Rule 144A and (c) acquiring such Notes for its own account or for the account of

Exhibits to Series 2025-1 Supplement B-2-2 another person who is a Qualified Institutional Buyer with respect to which it exercise sole investment discretion; 2. it is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Institutional Buyer; 3. it will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes; 4. it understands that the Managers, the Co-Issuers, the Trustee and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories. It agrees that none of the Trustee, the Co-Issuers, the Managers, the Servicer nor any of their respective agents will be held accountable by reason of any disclosure of any such information as to the names and addresses of the noteholders in the register maintained by the Trustee; 5. it understands that the Managers, the Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Permitted Recipient Certifications executed to obtain access to the Trustee’s password-protected website; 6. it will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes; 7. it is not a Competitor and is not purchasing for the account or benefit of a Competitor; 8. it is not a benefit plan investor or Plan that is subject to Similar Law or, if it is a benefit plan investor, its acquisition and holding of the Notes (or any interest therein) will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, if it is a Plan that is subject to Similar Law, its acquisition and holding of the Notes (or any interest therein) will not result in a violation of Similar Law, and if the Transferee is a benefit plan investor or Plan, its fiduciary will be deemed to make the same representation and warranty; 9. if it is using assets of a Plan to acquire or hold the Series 2025-1 Class A-2 Notes or any interest therein, then it further represents that none of the Co-Issuers, the Initial Purchaser, any Guarantor, the Servicer, the Back-up Manager, the Trustee, nor any other party to the Securitization Transaction, nor any of their respective affiliates (collectively, the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied upon for any advice, with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2025-1 Class A-2 Notes, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to the Plan’s decision to acquire, hold, sell, exchange, vote or provide any consent with respect to the Series 2025-1 Class A-2 Notes; and 10. it is: ___ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the

Exhibits to Series 2025-1 Supplement B-2-3 “Code”), and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or ___ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code. The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to any matter covered hereby, and the Transferee hereby consents and agrees to such reliance and authorization. [Name of Transferee] By: Name: Title: Dated: ______________________ Registered Name (if Nominee): ____________________________ cc: Driven Brands Funding, LLC 440 S. Church Street, Suite 700 Charlotte, NC 28202 Attention: General Counsel Facsimile: (704) 376-7905 Driven Brands Canada Funding Corporation 1460 Stone Church Road E. Hamilton, ON L8W 3V3 Attention: General Counsel Facsimile: (704) 376-7905 with a copy to: 440 S. Church Street, Suite 700 Charlotte, NC 28202 Attention: General Counsel Facsimile: (704) 376-7905